Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                   EXHIBIT 10.11

                          TRANSPORT SERVICES AGREEMENT

                         AGREEMENT NO. _______________

This Transport Services Agreement (this "Agreement") is made as of the Effective Date, by and between Williams Communications, Inc. d/b/a Williams Network, a Delaware corporation ("Williams"), with its principal place of business at One Williams Center, 26th Floor, Tulsa, Oklahoma 74172, and SBC Operations, Inc. and Southwestern Bell Communications Services, Inc., Delaware corporations (collectively "SBCS" and together with Williams, the "Parties"), with their principal places of business at 175 East Houston, San Antonio, Texas 78205, for the provision of telecommunications services, subject to this Agreement and as set forth in this Agreement.

         WHEREAS, Williams and SBC Communications Inc. have entered contemporaneously into that certain Master Alliance Agreement (as defined herein), which sets forth a business relationship between the parties, and which calls for the execution of this Agreement;

         WHEREAS, SBCS's parent company, SBC Communications Inc. ("SBC"), is executing a National-Local and Global Strategy under which it and certain of its Affiliates are developing the capacity to "follow" large and mid-size customers wherever they may go and provide them with a full range of local, long distance, data and other services and, having secured these "anchor tenants," then provide service to small business and residential customers out-of-region; and

         WHEREAS SBC has entered into an Agreement and Plan of Merger with Ameritech Corporation ("Ameritech"), under which Ameritech will, subject to regulatory approvals, become a wholly-owned subsidiary of SBC in order to provide the customer base, human resources and financial resources needed to execute the National-Local and Global Strategy; and

         WHEREAS, Williams provides business communications equipment and integration services for data, voice, video and advanced applications on a retail basis, and network services for the delivery of voice and data on a wholesale basis; and

         WHEREAS, SBC and Williams, in light of their complementary capabilities and goals, are entering into a Master Alliance Agreement to establish an alliance pursuant to which the parties (subject in all events to and consistent with the Telecommunications Act of 1996 and other applicable law), can work together to strengthen their ability to meet the competitive opportunities for network services to the markets that they serve and, assuming the completion of the Ameritech merger, which will help make the National-Local and Global Strategy viable; and

         WHEREAS, the Master Alliance Agreement contemplates the execution of this Agreement and other Alliance Agreements to implement the Alliance and



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         WHEREAS, SBCS desires to order various telecommunications services as identified herein;

         WHEREAS, Williams desires to provide such services to SBCS;

         NOW, THEREFORE, the parties agree that the provision of such telecommunications services shall be pursuant to the terms and conditions contained in this Agreement.


1.  SCHEDULES AND DEFINITIONS

1.1  Schedules

The following schedules are attached to this Agreement and incorporated into the Agreement as if fully set forth herein.

Schedule A - Williams Network Supplemental Product Description and Pricing
             Schedule

Schedule B - Williams Network Technical Specifications

Schedule C - Williams Network Collocation Service

Schedule D - OSS Interoperability

Schedule E - Operations Schedule

Schedule F - Early Entry Support

Schedule G - Testing Requirements

Schedule H - Out-of-Region Services

Schedule I - Customer Network Management for On-Net Private Line and Data
             Services, Description and Specifications

Schedule J - Williams On-Net City List

Schedule K - Comprehensive Cost Model Example and Explanation

Schedule L - Transition

Schedule M - Williams Intrastate Authorizations

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Schedule N - Access Agreement

1.2  Priority of Agreement and Schedules

In the event of any inconsistency between a schedule and this Agreement, the terms and conditions of this Agreement shall control.

1.3  Definitions

Except as otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings given them in the Master Alliance Agreement.

"1+ Voice Service" as defined in Section 2.5 of this Agreement.

"271 Approval" - The grant of authority to SBC or any Affiliate of authority pursuant to Section 271 of the Communications Act to provide InterLATA telecommunications services originating in an in-region state.

"Access Costs" -means Access Costs as defined in Schedule N.

"Access Line" - means a facility arrangement which connects SBCS's or an End User's location to Williams' network switching center.

"Actual Start Date" - as defined in Section 5.5 hereof.

"Additional Charges" - as defined in Section 9.1 hereof.

"Agreement" - as defined in the preamble hereof.

"Alliance Price" - means the rate for On-Net Transport Service or On-Net Ancillary Service chargeable to SBCS during the **** using the lowest of ****.

"Ancillary Services" - as defined in Section 2.8 of this Agreement.

"ANI" - means automatic number identification or a call or line bearing such automatic number identification.

"ATM Service" - means On-Net Service as defined in Section 2.2 of this
Agreement.

"Applicable Rates" - as defined in Section 3.3 of this Agreement, means the then-current rates for On-Net Transport Services and On-Net Ancillary Services.

"Authorization Code" - means a numerical code, one or more of which are available to SBCS's End Users to enable them to access the Williams' Network, and which are used

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by Williams both to prevent unauthorized access to its facilities and to identify End Users for billing purposes.

"Available" or "Availability" - means: (1) with respect to On-Net Services, the condition in which Williams has the facilities necessary to provide On-Net Service and such facilities are not already committed to other parties and are accessible for On-Net Service to SBCS, as determined by Williams, in its sole but reasonable discretion, directly from the Williams' Network in areas or cities which are then in service by Williams; not including any areas or cities for which facilities are planned but not yet completed, or any cities only available through facilities leased from a Third Party; (2) with respect to any Off-Net Services, the condition in which the Third Party Provider, including any SBC LEC Affiliate, makes available such Off-Net Service.



"Business Day" - means a day other than a Saturday, Sunday, or other day on which commercial banks in Tulsa, Oklahoma are authorized or required by law to close.

"CAP" - means a competitive access provider.

"Cap Price" or "Price Cap" - means the maximum price, applicable only to On-Net Transport Services or On-Net Ancillary Services as set forth in the relevant portion of Schedule A, that SBCS will be charged by Williams based on volume as set forth in Schedule A.

"Capacity" - means capacity which may be provided On-Net or Off-Net, for telecommunications in DS-1, DS-3, OC-3, OC-12, OC-48 and OC-192 interexchange carrier services, including ATM Service and Frame Relay Service.

"Casual Calling" - means access to Williams' Network and the subsequent use of Service by an End User through the dialing of a carrier access code in the format of 101XXXX, where the four (4) digits represented by the "X" are the unique Carrier Identification Code (CIC) assigned to Williams or to SBCS or one of its Affiliates.

"CIC" - means a carrier identification code.

"CIP" - means carrier identification parameter.

"Circuit" - means a dedicated communication path with a specified bandwidth.

"CLEC" - means a competitive local exchange carrier.

"Collocation Service Order" - means the order to be developed in accordance with Section 5.1.

"Collocation Services" - as defined in Section 2.4 hereof.

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"Communications Act" - means the Communications Act of 1934, as amended from time to time (including the Telecommunications Act of 1996).

"Cost" - has the meaning set forth in Section 3.5.1.

"Cost Plus" - means the price charged to SBCS for a service based **** Williams **** cost ****

"Cross Connect" - means a physical connection between equipment collocated by SBCS and an entity other than Williams through the Williams' cross connect panel at a Williams POP.


"DS-0 Service" - means a dedicated, full duplex digital channel with nominal line speeds of 2.4, 4.8, 9.6, 56 or 64 Kbps.

"DS-1" - means a dedicated, high capacity, full duplex channel with a nominal line speed of 1.544 Mbps asynchronous serial data having a line signal format of either alternate mark inversion (AMI) or B8ZS and either Superframe (D4) or Extended Superframe formats. DS-1 Service has the equivalent capacity of 24 voice grade services or 24 DS-0 Services. AMI can support 24 56 Kbps channels and (ESF) B8ZS can support 24 64 Kbps channels.

"DS-3" - means a two-point channel for the bidirectional transmission of isochronous serial data/video at a nominal rate of 44.736 megabits per second. (DS-3 Service is a dedicated, high capacity, full duplex channel with a line speed of 44.736 Mbps asynchronous serial data having a line code of bipolar with three zero substitution (B8ZS). DS-3 Service has the equivalent capacity of 28 DS-1 Services at 1.544 Mbps or 672 voice grade equivalent (VG) services or 672 DS-0 Services at 56/64 Kbps.)

"Due Date" - means the date, as set forth in Section 9.1, upon which payment of charges shall be received by Williams.

"Effective Date" - as defined in Section 4.1 hereof.

"End User" - means the natural person or legal entity which either; (1) orders service through SBCS or (2) uses the Williams' Casual Calling service directly as a customer through dialing Williams' designated access code or other access number.

"Escalation to Alliance Management" means weekly reports and readouts to the Alliance Managers on the steps Williams is taking to eliminate provisioning delays.


"FCC" - means the Federal Communications Commission, or any successor agency.

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"Feature Group C" - means such feature as defined in the tariff of the National
Exchange Carrier Association.

"Feature Group D" - means such feature as defined in the tariff of the National Exchange Carrier Association.

"FOC" - means firm order commitment as defined in Section 5.2.1.

"Force Majeure Event" - means an event described in Section 15.4 of the Master Alliance Agreement, incorporated herein by reference; provided, that: (1) a power outage shall be an event of force majeure under this Agreement only to the extent (a) that Williams has in place the power backup systems required herein, and such backup systems have been exhausted, and (b) the cause of the power outage is a grid-wide electricity failure; and, (2) a cable cut shall be an event of force majeure under this Agreement only to the extent that it is caused by an act of God . Rain fade shall be a Force Majeure Event under this Agreement only with respect to wireless Services.

"Frame Relay Service" - means On-Net Service as defined in Section 2.3 of this Agreement.

"ILEC" - means incumbent local exchange carrier as that term is defined in the Communications Act.

"Individual Case Basis (ICB)" - means determinations involving situations where nonstandard arrangements are required to satisfy specialized needs. The nature of such Service requirements makes it difficult or impossible to establish general provisions for such circumstances. When it becomes possible to determine specific terms and conditions for such offerings, they shall be offered pursuant to such terms and conditions as the parties may mutually agree and set forth in writing.


"InterLATA Service" - means long distance telecommunications service between local access transport areas.

"Legal or Regulatory Event" - means a situation where either Party reasonably believes that the provision of a requested Service would violate any governmental law, order, or regulation and which would trigger Williams' rights to suspend or cancel Services or Ancillary Services under Sections 11 or 24 hereof, if the Parties were unable, after consultation prior to any suspension or cancellation, to avoid the illegality or other situation which gave rise to the concerned Party's reasonable belief that the situation would violate any governmental law, order or regulation.

"Local Access Provider" - means an entity providing Local Access.

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"Local Access" - means the intraLATA telecommunications facilities connecting an End User, including an SBCS-designated termination point, to an interexchange carrier's POP within the same LATA, including, but not limited to a Williams POP.

 "Local Access Service" - means the provision of service for the purpose of originating or terminating a toll telecommunication service between the End User, including an SBCS-designated termination point, and an interexchange carrier's POP, including, but not limited to any Williams POP.


"Local Exchange Carrier (LEC)" - means the local telephone company that provides exchange telephone services.

"Master Alliance Agreement" - means the Master Alliance Agreement between SBC Communications, Inc. and Williams of even date herewith.

"NDOA" - means the Network Development and Operation Agreement of even date with this Agreement.

"Network Standards" or "Technical Specifications" - means those specifications for digital telecommunications and analog video transmission services, as applicable respectively, to the Williams Network and as set forth in Schedule B.

"OC-3" - means On-Net Service as defined in Schedule B.

"OC-12" - means On-Net Service as defined in Schedule B.

"OC-48" - means On-Net Service as defined in Schedule B.

"Off-Net" - means a circuit that is not On-Net.

"On-Net" - means a circuit traversing the Williams Network or the Intermedia Communications, Inc. ("ICI") network both end points of which originate or terminate at a Williams designated Williams POP.

"On-Net Transport Services" - means the following On-Net Services: Private Line Service as set forth in Section 2.1 of this Agreement; ATM Service as set forth in Section 2.2 of this Agreement; Frame Relay Service as set forth in Section
2.3 of this Agreement; and, 1+ Voice Service as set forth in Section 2.5 of this Agreement.

****


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"Payphone Charges" - means any telephone compensation charges or other assessments attributable to origination of calls from a pay telephone to the extent SBCS or its customers, or direct or indirect end users of such customers, originate such calls.

"Performance Improvement Plan" means a plan developed by Williams and approved by the Service Delivery Committee (defined in the NDOA), which will outline the causes of, and propose remedies for, any Williams' process or activity which has caused, or contributed significantly to, the delays in service activation. This plan must be developed by Williams and submitted to the Service Delivery Committee **** the failure to meet either the service performance levels as set forth in Section 27 or the Service provisioning intervals set forth in Section 5, and shall be implemented promptly upon approval by the Service Delivery Committee.

"Person" - means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

"POP" or "Point of Presence" - means a point of presence as commonly understood in the industry.

"Private Line Service" - means On-Net Service as defined in Section 2.1 of this Agreement.

"Provider" - means Williams or any Third Party whose own service constitutes part of the Service or whose own service is procured by Williams on behalf of SBCS.

"Renewal Term" - means Renewal Term as defined in Section 4.1 hereof.

"Requested Start Date" - means the Requested Start Date as defined in Section
5.2.1 hereof.

"SBCS" - means the entities as identified in the preamble to this Agreement and any Affiliate other than an SBCS LEC Affiliate; provided that SBCS, or its designated Affiliate, shall in all instances serve as the single point of contact to Williams.

"SBCS LEC Affiliate" - means a LEC which is an Affiliate of SBCS.

"Service Affecting" - means a condition in the Williams Network which results in a loss or degradation of Service except for a loss or degradation of fifty
(50) milliseconds or less.

"Service Intervals" - means Williams' time periods for responding to SBCS's requests for Capacity as defined in Section 5.3 hereof.

"Service Metric" - means the Williams' Network performance parameter set forth in Schedule B to this Agreement.

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


"Service Orders" - as defined in Section 5.1 hereof.


"Service" or "Services" - mean any service described in Section 2 hereof or any additional or new services, features or function as the Parties may mutually agree upon or is added pursuant to the NDOA.

"SLA" - means service level agreement, as that phrase is commonly understood in the industry.

"Start of Service Date" - means the date On-Net Service begins in Section 5.5.


"Term" - as defined in Section 4.1 hereof.

"Third Party" - means a party which is not an Affiliate of the party in question.

"Warranted Service" - means Service which Williams is obligated to have available pursuant to an SBCS usage forecast as set forth in Section 26.1.

"Williams' Network" - means the fiber optic digital telecommunications transmission system, switching infrastructure, network management systems, operational support systems, and customer network management systems operated by Williams and which is capable of providing and is used for the provision of On-Net Service between the cities set forth in Schedule J (at the times indicated for each Williams POP) or as subsequently expanded to other cities.

"Williams POP" - means a POP that is part of the Williams Network.


2.       DESCRIPTION OF SERVICES

SBCS may order from Williams the Services set forth in this Section 2, the terms and conditions of which are set forth in this Agreement and in the Master Alliance Agreement. SBCS shall pay for Services in accordance with the terms of this Agreement, and with respect to On-Net Services and On-Net Ancillary Services at the rates set forth in Schedule A, as that Schedule may be amended periodically by mutual agreement of the Parties, or pursuant to the NDOA, to include new services, features or functions. All Services as defined in this
Section 2 are subject to Availability, except as provided in Schedule F or as otherwise expressly set forth herein. Williams hereby covenants and agrees that it shall keep the Williams Network upgraded with the most recent generic releases of system operating software which are generally available, unless otherwise agreed to pursuant to the NDOA.

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                  2.1 Description of On-Net Private Line Service. Williams
         On-Net Private Line Service (the "Private Line Service") provides domestic DS-1, DS-3, and optical SONET (OC-N) circuits which are specifically dedicated to the use of SBCS or its customers between two
         (2) points specified by the parties in a Service Order on the Williams Network and meeting the Technical Specifications for Private Line Service set forth in Schedule B.

                  2.2 Description of On-Net ATM Service. Williams On-Net Asynchronous Transfer Mode Service (the "ATM Service") is multi-service technology on the Williams Network that provides integration of disparate networks onto a single communications infrastructure and meets the Technical Specifications for ATM Service set forth in Schedule B. ATM technology encapsulates user data into 53-byte cells and transmits them over an ATM network. Williams' On-Net ATM Service is designed for two (2) primary applications. These applications include ATM transport and backbone connectivity. ATM transport provides multimedia aggregation and video transmission. Multimedia transmission is suited for transporting voice, data and video while video transmission is best designed for point-to-point video services. Backbone connectivity provides for the interconnection of local area networks ("LAN(s)") as well as interconnection of existing network access points ("NAP(s)") or private peering backbones.

                  2.3 Description of On-Net Frame Relay Service. Williams On-Net Frame Relay Service ("Frame Relay Service") is a multi-service technology that allows commercial end-users to use a network of shared private lines to send and receive data from geographically distant locations and meets the Technical Specifications for Frame Relay Service set forth in Schedule B. Frame Relay can be defined as packet-switched, multiplexed data networking technology supporting connectivity between user equipment, such as routers, and a carrier's frame relay network equipment.

                  2.4 Description of Collocation Service.Collocation Service is a service, defined more specifically in Schedule C to this Agreement, pursuant to which SBCS and its customers may place equipment in a facility owned, leased or licensed and operated by Williams for the purpose of interconnecting that equipment, including switches and associated equipment, with the Williams Network, the network of SBCS or any Affiliate, or other Third Party network ("Collocation Service"), SBCS shall complete a mutually agreed upon Collocation Service Order. The terms and conditions relating to Collocation Service are attached hereto as Schedule C and are a part of this Agreement and incorporated herein by reference.

                  2.5 Description of 1+ Voice Service. "1+ Voice Service" provides On-Net interexchange Service via Feature Group D, Feature Group C in selected exchanges or dedicated access lines for origination and transmission on the Williams Network and termination of communications. Dedicated access may be

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         provided by SBCS, Williams or a Local Access Provider. Feature Group D
         and Feature Group C access is provided by the Local Exchange Carrier and allows SBCS to use its own CIC to route traffic to Williams' facilities while allowing SBCS's End Users to recognize SBCS as the End User's interexchange carrier or interexchange carrier carrying the End User's Casual Call. Feature Group D and Feature Group C service in In-region States of SBC will be provided in accordance with Sections
         3.7 and Schedule N of this Agreement and Section 3.9 of the Master Alliance Agreement. Dedicated Local Access Service will be provided in accordance with Section 6.0 of this Agreement. Technical issues with respect to Sub-CIC routing will be resolved by mutual agreement of the parties pursuant to Section 23 or the NDOA.


                           2.5.1 Except where Local Access Service is provided
                  via dedicated access facilities, Williams' 1+ Voice Service is available only in Feature Group D local exchanges where the End User's telephone line(s) can be programmed by the Local Exchange Carrier to automatically route "1+" interLATA toll calls to the Williams Network; however, Williams will provide 1+ Feature Group C Switched Service in California at requested locations on ****.

                           2.5.2 Assuming CIP is provided by the originating
                  office and each SBC Affiliate provides a separate CIC, PIC verification (1-700-555-4141) will correctly brand the Services of SBCS and its Affiliates, and such additional brands as SBCLD or its Affiliates may employ. The parties agree to explore and implement, if mutually agreeable, a technical solution for such branding where alternative solutions may be required.

                           2.5.3 Williams shall have principal responsibility
                  for obtaining Local Access facilities. ****

                           2.5.4 The states in which Williams currently has
                  intrastate authority are listed in Schedule M.

                  2.6 Description of Wireless Local Access Services. Williams will provide wireless Local Access in accordance with Schedule A ****, or as mutually agreed.

         2.7      Description of Third-Party Services

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                          2.7.1 Local Access Arrangements. Williams will
                  provide SBCS with access to and use of any Local Access Services provided pursuant to any existing or future local access arrangements and agreements Williams has or will have with ILECs, CAPs, CLECs, wireless access providers and any other Local Access Provider with which Williams has existing and/or future agreements. Subject to non-disclosure or other contractual obligations, Williams will make the terms of such arrangements available to SBCS. This access will encompass and include all service capabilities within those agreements and will be provided by Williams to SBCS ****.

                           2.7.2 Other Local Access Services. Williams shall
                  provide switched Local Access Services in accordance with the provisions of Section 3.8 of the Master Alliance Agreement and pursuant to Section 3.7, of this Agreement and dedicated Local Access Services in accordance with Section 6 of this Agreement. Williams will use its reasonable best efforts, in consultation with SBCS, to obtain Local Access Service for SBCS at the lowest competitive rates for the quality of access service required by SBCS, to configure Local Access Service in a manner designed to minimize the costs of that service and which meets SBCS's quality of service and architecture requirements, provided that these requirements do not adversely affect the cost to Williams or quality of service received by Williams' other customers.

                           2.7.3 Off-Net InterLATA Services. Williams will
                  provide, upon SBCS's request, Off-Net InterLATA Services. SBCS shall provide notice in its Service Order that Off-Net InterLATA Services are requested and provide Williams with such information as Williams may reasonably require to secure such Service. SBCS shall be responsible for all charges, including without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation liabilities, of the Off-Net InterLATA Service provider(s) on a ****.

                           2.7.4 Non-collocated Facilities. Where Williams and
                  SBCS facilities are located in the same community or market, Williams will provide, on a Pass-Through Basis, leased interconnection facilities between the SBCS and Williams' equipment,. Any interconnection facility requiring construction will be subject to mutual agreement.



                  2.8 Ancillary Services. Ancillary Services are those services incidental to Williams' provision of the Service, as such Services are identified in Schedule A (e.g. reconfiguration), or services incidental to service provided by a Third Party, including any SBC LEC Affiliate, for which such party imposes a fee as established by that party.

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         2.9      Services Generally

                           2.9.1 Origination or Termination of International
                  Service. The Services are available only within the United States of America and its territories, but include the origination or termination of international Service pursuant to the International Services Agreement between the Parties of even date.

                           2.9.2 Availability. The Private Line, Frame Relay,
                  and ATM Services set forth in this Section will be available on the Effective Date at the locations and times specified in Schedule J. ****

                  2.10 Use of SBCS Facilities. Nothing in this Agreement shall preclude SBCS from using the facilities and networks of its Affiliates in SBC States, as defined in the Master Alliance Agreement, to obtain any of the Services Williams would otherwise provide under this Agreement.

                  2.11 InterLATA CAP Facilities. Nothing in this Agreement shall preclude SBCS or its Affiliates from using the interLATA facilities of any CAP or CLEC, which, in either case, SBCS or its Affiliates acquire or where Williams otherwise consents, such consent not to be unreasonably withheld, conditioned or delayed.

                  2.12 Monitoring. As a part of providing its Services, Williams shall: (i) actively monitor the Williams Network and respond to alarms and troubleshoot problems; and (ii) serve as an interface to Local Access Providers, and use reasonable efforts to troubleshoot problems with the Local Access portion of a Service.

                  2.13 ****


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3.       PRICING

                  3.1      Rates.

                  3.1.1 On-Net Transport Services and On-Net Ancillary Services. The rates for On-Net Transport Services and On-Net Ancillary Services are as stated in the relevant portion of Schedule A, which shall serve as the **** for those On-Net Transport Services and On-Net Ancillary Services.

                  3.1.2 Collocation Services. The rates for Collocation Services shall be calculated based upon the Cost Plus Model. The current estimated rates for Collocation Services are set forth in Schedule A. Notwithstanding anything to the contrary herein, no **** applies to Collocation Services.

                  3.1.3. Local Access Services. Section 6 Local Access Services are provided ****. Section 3.7 Local Access shall be provided in accordance with Schedule N. Notwithstanding anything to the contrary herein, no **** applies to Local Access Services.

                  3.1.4 Off-Net InterLATA Services. Off-Net InterLATA Services are provided ****. Notwithstanding anything to the contrary herein, no **** applies to Off-Net InterLATA Services.

                  3.1.5 Ancillary Services. SBCS shall pay for (a) On-Net Ancillary Services as provided in Section 3.1.1 of this Agreement and (b) charges for Ancillary Services from ****

                  3.2 Rate Adjustment. The **** for On-Net Transport Services and On-Net Ancillary Services set forth in Schedule A shall serve as the rates for such Services as of the Effective Date, are firm for a period of **** from the Effective Date of this Agreement and, subject to the provisions of Schedule A for review of the Ancillary Service charges (i.e. to assure they are at market rates), shall be deemed to have satisfied the pricing criteria set forth in Sections 3.4.1 to
         3.4.3 of the Master Alliance Agreement. Thereafter, the rates shall be adjusted in accordance with the provisions of this Section 3.

                  3.3 Cost Plus Model Implementation. Following the six month period after the Effective Date, Williams shall, fifteen (15) days prior to the end of each calendar quarter, present to SBCS a schedule showing the proposed rates for On-Net Transport Services and On-Net Ancillary Services for the following quarter (the "Pricing Period") based on the Cost Plus Model (the "Applicable Rates"). The analysis period for determining the Applicable Rates under the Cost Plus Model shall include the three (3) full months preceding the presentation of the proposed Applicable Rates (the "Measurement Period"). Williams shall provide

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         the average of the Cost Plus pricing for the Measurement Period. The
         Applicable Rates shall be modified at the beginning of each quarter to reflect the lowest of the Price Cap as shown in Schedule A, the Cost Plus pricing for the preceding Measurement Period, or the MFN Pricing as described in Section 3.4.3. of the Master Alliance Agreement. The parties shall document any revised pricing in writing.

                  3.4 True-Up

                      3.4.1 If, during the Pricing Period, the Applicable Rate
                            charged to SBC for any particular On-Net Transport Service or On-Net Ancillary Service is determined to exceed the Alliance Price, then Williams shall provide a refund in the form of a credit equal to the difference between the rate charged during the Pricing Period and the price derived from the Alliance Price for the applicable month times the number of units billed to SBC during the month when such difference exists. ****

                      3.4.2 If, during the Pricing Period, the Applicable Rate
                            charged to SBCS for any particular On-Net Transport Service or On-Net Ancillary Service is lower than the rate as determined using the Alliance Pricing ****, then Williams shall be entitled to bill the difference between the rate charged during the Pricing Period and the price derived from the Alliance Price for the applicable months, ****, times the number of units billed to SBCS during the month when such difference exists. ****

                  3.5 Additional Provision. In addition to the principles of the Cost Plus Model as set forth in Section 3.4.1 of the Master Alliance Agreement, the following provisions shall apply to the determination of product or service costs with respect to On-Net Transport Services and On-Net Ancillary Services under the Cost Plus
         Model:

                  3.5.1 The Cost Plus Model is intended to capture Williams cost incurred to ****

                  3.5.2 ****

                  3.5.3 Williams' capitalization policy is shown in Schedule K(iii).

                  3.5.4 The allocation methodology for the Cost Plus Model is a **** allocation of Williams' Cost ****

                  3.5.5 The rates charged under the Cost Plus Model will reflect **** Costs plus **** with the following exceptions:

                        ****

                  3.5.6 An example of the Cost Plus Model is included in Schedule K.

                  3.5.7 All changes to the provisions outlined in this Section
                  3.5 must be approved by the Finance Committee under the procedures set forth in the Master Alliance Agreement.

                  3.6 Audit. SBCS shall have the right to conduct an audit of the cost information utilized to produce the Williams Cost Plus Model according to the provisions set forth in Section 8 of the Master Alliance Agreement.

                  3.7 Access Charges.

         Williams shall charge and SBCS shall pay for access services in accordance with Schedule N.

                  3.8 Additional **** Charges. Williams will also charge SBCS **** any interstate or intrastate charges assessed on Williams as a result of Service taken under this Agreement by SBCS related to
         ****.

4.       Effective Date, Term and Termination.

                  4.1 This Agreement shall become effective on the date on which Williams and SBCS sign this Agreement ("Effective Date") and shall continue for a term of twenty (20) years (the "Term"). Each Service Order placed under this Agreement shall have its own term, as indicated on such Service Order. This Agreement shall automatically renew for successive one-year periods (the "Renewal Term(s)") unless canceled by either party by giving written notice of such cancellation not less than ninety (90) days before the end of the current Term, or any Renewal Term. Unless Williams or SBCS is in default, any Service being provided at the time of termination shall continue until the natural end of such Service as specified in the applicable Service Order upon the terms and conditions of this Agreement, unless the parties mutually agree to terminate the Service at an earlier date.

                  4.2 The Parties recognize that the Services provided pursuant to this Agreement are vital to SBCS and must be continued in accordance with the terms of this Agreement after the Termination of this Agreement while SBCS transitions to the new arrangements required for its continued provision of service to its customers. Accordingly, the Parties hereby agree, in addition to the provisions of Section 12 of the Master Alliance Agreement, to cooperate in developing and implementing an orderly and efficient transition pursuant to the provisions of Schedule L of this Agreement, that will minimize any adverse effects (a) on the quality and availability of the Services,
         (b) on SBCS' ability to provide the quality and variety of services offered to its customers prior to termination, and (c) on SBCS' customers. Unless SBCS is in material default on account of non-payment, Williams will, as part of such transition and if requested by SBCS prior to the end of the Term, continue to provide the Services for a period of not less than nine (9) months after the expiration of the then current Term on the terms and conditions (including the rates and charges in effect at the date of the expiration of the Term, subject to such adjustments as may be made under this Agreement pursuant to the Cost Plus Model, or on **** pricing), without the introduction or imposition of any new or additional charges, unless otherwise specifically allowed under this Agreement. Beginning nine (9) months after the expiration of the then current Term, the Applicable Rates shall no longer be in effect and SBCS shall pay prevailing market prices charged to similarly situated customers for any Services that it purchases.

                  4.3 In accordance with Section 12.2.2 of the Master Alliance Agreement, Williams will, as part of the transition, make available to SBCS **** in accordance with the terms and at the prices set forth in Schedule L, subject to such other terms and conditions as the parties may mutually agree upon.

5.       Service Orders and Provisioning of Circuits

                  5.1 Services requested by SBCS hereunder shall be requested on a mutually agreed upon Service Order form ("Service Order(s))". Unless the Service to be provided is a Warranted Service or the Service will be provided pursuant to Schedule F, Williams reserves the right not to accept a Service Order under this Agreement if the Service is not Available.

                  5.2 The Parties recognize that providing world class services requires prompt and responsive services. **** In all events, the Service Intervals for On-Net Transport Services shall not be longer than those set forth in this Section 5. The On-Net Service Intervals set forth in this Section 5 comport with industry standards today and are not subject to change for 6 (six) months except by mutual agreement.

                           5.2.1 When a Service Order is placed, SBCS will
                  indicate a requested start date (the "Requested Start Date") for the On-Net Transport Service and, except for 1+ Voice Services, the desired term of the On-Net Transport Service, the specific city pairs, the applicable bandwidth and any other information required pursuant to the Service Order form developed pursuant to Section 5.1. Williams will acknowledge receipt of a Service Order **** during Business Days of receipt of such Service Order (the "Acknowledgment"). Within **** of the Acknowledgment, Williams will issue a firm order commitment (the "FOC") indicating the anticipated Start Date for such On-Net Transport Service, and indicating the status, if any, of any request for Local Access Services or Off-Net InterLATA Services that SBCS requested in the Service Order. Williams will make all reasonable efforts to meet SBCS's Requested Start Date. In the event that SBCS requests a change in the Requested Start Date, SBCS's Requested Start Date will be changed to reflect the number of days of delay, or advance, as mutually agreed upon.

                           5.2.2 Williams will activate ANIs and will order
                  service from the Local Access Service Provider for 1+ Voice Service within **** of the request for such Service, unless otherwise specified by SBCS.

                  5.3 Standard On-Net Service Intervals

                  5.3.1 Williams' standard Service Interval for Williams POP to Williams POP On-Net Transport Services will be:

                  ****

                  5.3.2 The standard Service Interval for OC-N level Service shall be mutually agreed upon.

                  5.3.3 The standard service implementation interval for Off-Net Services either partially or wholly off of the Williams' Network shall be determined on an Individual Case Basis, but in no event shall it be longer than the service implementation interval actually taken by the Third Party provider.

                  5.4 Request for Expediting On-Net Service. SBCS may request that a Service Order be expedited to permit the installation of the Service in a time frame shorter than the Service Intervals set forth above. In such case, the expedite charges set forth in Schedule A would apply. Where Williams is arranging the provision of Local Access Services, it will cooperate with SBCS in arranging for expedited service from the Local Access Provider and order expedited service from the Local Access Provider. SBCS shall reimburse Williams **** for any expedite charges assessed by the Local Access Provider.

                  5.5 Start of Services. On-Net Services shall begin on the date Williams issues notice that such On-Net Service is available (the "Start of Service Notice" or "SOSN"), indicating that the On-Net Service has been tested by Williams in accordance with the general industry standards (DS-1, DS-3, and for OC-N level Service), and in accordance with Williams' standard testing procedures and that the On-Net Service meets or exceeds those Technical Specifications set forth in Schedule B (the "Actual Start Date").

                           5.5.1 SBCS shall notify Williams in writing within
                  **** after Williams issues the SOSN if the On-Net Service is in material non-compliance with the applicable Technical Specifications. Williams shall promptly correct the deficiencies in the On-Net Service as noted by SBCS in its notice and shall issue a new SOSN when it has satisfied SBCS' concerns. SBCS shall have another **** to notify Williams' whether the On-Net Service is in material non-compliance with the applicable Technical Specifications, and, if so, the procedures in the preceding sentence shall apply. ****.

                           5.5.2 Where SBCS notifies Williams in accordance
                  with Section 5.5.1 that the On-Net Service is in material non-compliance with the Technical Specification, the Actual Start Date shall be postponed until SBCS determines that the On-Net Service is not materially non-complaint with the Technical Specifications. Williams shall not charge for the On-Net Service until the Actual Start Date as it may be delayed as provided herein.

                           5.5.3 Where SBCS does not have its own facilities
                  (including Local Access ordered by SBCS) ready by the Actual Start Date, Williams will provide SBCS with notice that Williams is ready and able to commence its On-Net Service. If SBCS is not ready to take such On-Net Service within seventy-two (72) hours including for reasons such as untimely installation or non-operation of its own facilities or those of the Third Party provider (including any SBC LEC Affiliate), Williams' may begin billing as of the end of such seventy-two (72) hour period. Where Williams arranges Local Access Services for SBCS, Williams will only begin billing for the associated On-Net Transport Service at such time as the Local Access Service is turned up by the Local Access Service Provider.

                  5.6      Delays in Service.

         5.6.1 On-Net Delays. SBCS may request a delay in the Actual Start Date of a Service Order provided that (i) it provides Williams a written delay request no later than **** for On-Net portions prior to the Requested Start Date or the delayed Requested Start Date, as the case may be, for On-Net portions (or no later than the applicable LEC tariff or CAP notice period for delay requests for Local Access portions), and
         (ii) the aggregate number of the days requested by such delay request or requests do not **** from the

         Service Order's original Requested Start Date. At the expiration of the first to occur of ****, SBCS may no longer delay the Actual Start Date of such Service Order, and SBCS must cancel the order or Williams may begin billing as of such date, unless otherwise mutually agreed upon.

         5.6.2 Off-Net Delays. If SBCS requests a delay in the Actual Start Date of a Service Order for Off-Net facilities or service, SBCS shall have the rights to delay provided under the tariffs or service agreements of the Third Party provider, including any SBC LEC Affiliate, and shall reimburse Williams for the charges imposed by that provider.

                  5.7 Unless the Service Order containing said specific term or condition has been signed by an authorized headquarters representative (director level or above) of Williams (a) the terms and conditions of this Section 5 shall control over any terms or provision in a Service Order or Acknowledgement and any conflicting, different or additional terms and conditions contained in any Acknowledgement or Service Order or elsewhere shall be null and void and shall not amend or alter the terms of this Agreement and (b) no action by Williams (including, without limitation, provision of Services to SBCS pursuant to such Service Order) shall be construed as binding or estopping Williams with respect to such term or condition.

                  5.8 If, notwithstanding Section 5.1, Williams' accepts an order for a Service without a Service Order and provisions the Service , the terms and conditions of this Agreement shall apply to such Service as if a Service Order had been placed and accepted.

                  5.9 Remedies for Failure to Meet Service Intervals. In the event that Williams fails to meet the Service Intervals set forth in this Agreement for On-Net Transport Service or subsequently established through mutual agreement for any On-Net Transport Service under the Agreement, SBCS shall be due the following remedies:

                           5.9.1 ****.

                           5.9.2 ****.

                          Provisioning Delay Remedies



All measurements are for On-Net Service only (assuming Availability). Events that are excluded from these measurements are those defined in the Force Majeure definition.

****

****


         5.9.3 The foregoing remedy, together with other express remedies set forth herein, are the sole and exclusive remedy for Williams' delay in meeting the Service Intervals, unless the Parties otherwise mutually agree. The Parties agree that the actual damages in the event of such failure to activate service would be difficult or impossible to ascertain, and that the charges in this Section 5.9.3 are intended, therefore, to establish liquidated damages and are not intended as a penalty.

                           5.9.4 Notwithstanding the above, Williams shall not
                  be held responsible for failure to meet Service Intervals beyond the Start Date set forth in the FOC resulting from:

                           5.9.4.1 SBCS' personnel, applications, equipment, or facilities;

                           5.9.4.2 The occurrence of a Force Majeure Event; or

                           5.9.4.3 The occurrence of a Legal or Regulatory Event; or

                           5.9.4.4 Delay resulting from the acts or omissions of SBCS, its Affiliates, a Local Access Provider, or a Third Party selected by SBCS.

6.       Local Access Services

                  6.1 The provision of Local Access Service for Switched Services will be governed by Section 3 of this Agreement. Williams will arrange or provide Local Access Service for private line, dedicated access, ATM, Frame Relay, and other data Services pursuant to Sections 6.2 through 6.4 of this Agreement.



                  6.2 Unless the parties otherwise agree, Williams shall obtain Local Access Service for SBCS in accordance with the provisions of
         Section 3.8 of the Master Alliance Agreement. If SBCS orders its own Local Access Service, SBCS shall be responsible for ensuring that such services are turned up no later than the time the Services being provided by Williams are ready for service. In the event the SBCS ordered Local Access Services are not ready at such time as the Services being provided by Williams, Williams shall have the right to begin billing for such Services in accordance with Section 5.5.3 of this Agreement and SBCS shall be liable for payment for such Services as of such date.

                  6.3 Where Williams obtains Local Access Services for SBCS, SBCS shall notify Williams of this fact as a part of its original Service Order, specifying locations where Williams shall act as SBCS' agent. In this situation, SBCS shall execute a Letter of Agency, on such form as provided by Williams, authorizing Williams to interact directly with the Local Access Provider(s) selected by SBCS to obtain the Local Access Services, as applicable. SBCS shall request all Local Access in writing to Williams. SBCS shall be responsible for all charges, including without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation liabilities, of the Local Access Provider(s) ****. In obtaining Local Access Services, Williams shall be responsible for provisioning and the initial testing of an interconnection between the InterLATA Service set forth in a Service Order and the Local Access, in accordance with Section 3.8 of the Master Alliance Agreement. Williams will coordinate the installation of the Local Access Services with the InterLATA Service being provided by Williams. Except as provided in Section 3.7, charges to SBCS for Local Access Service administered by Williams on behalf of SBCS shall be ****.

                  6.4 Williams will notify SBCS within fifteen (15) days of its receipt of any notice of an adjustment in the Local Access charges or any invoice from the Local Access Provider, whichever is earlier, for those Local Access Services provided by Williams to SBCS pursuant to this Agreement. RECURRING CHARGES FOR LOCAL ACCESS SERVICES ADMINISTERED BY WILLIAMS AND CHARGED TO SBCS SHALL BE SUBJECT TO

         ADJUSTMENT ONLY AT SUCH TIMES AS SUCH CHARGES ARE ADJUSTED BY THE ENTITIES PROVIDING OF SUCH LOCAL ACCESS SERVICES. ANY ADJUSTMENTS SHALL BE PASSED THROUGH TO SBCS CONTEMPORANEOUSLY WITH THE ADJUSTMENT.
         ****

7.       (intentionally blank)

8.       Changes in Service Parameters

                  8.1 Disconnection of Services. SBCS may disconnect any 1+ Voice Service **** to Williams other than any termination liability imposed by a Local Access Provider, including an SBC LEC Affiliate or any other Third Party provider including an Off-Net InterLATA Service provider, which shall be charged ****. SBCS may disconnect any non-voice On-Net Service provided hereunder by providing written notification to Williams **** in advance of the effective date of disconnect. In the event of such disconnection, SBCS shall pay to Williams a disconnection charge in an amount equal to ****. The Parties agrees that the actual damages in the event of such disconnection would be difficult or impossible to ascertain, and that the disconnection charge in this Section 8.1 is intended, therefore, to establish liquidated damages and is not intended as a penalty.

                           8.1.1 SBCS may disconnect any Service after the
                  expiration of the Minimum Term on one day's notice. In the event that SBCS disconnects pursuant to the previous sentence, SBCS's liability to Williams shall be limited to any amounts charged by Third Parties and SBCS LEC Affiliates, which amounts shall be charged ****.

                  8.2 Minimum Terms. The Minimum Term associated with each Private Line, Frame Relay, ATM Interexchange Service, and dedicated access lines, is ****.

9.       Payment Terms:

                  9.1 Due Date and Invoice. Subject to the provisions of
         Section 9.5, all amounts stated on each monthly invoice are due and payable thirty (30) days from the date SBCS receives the invoice ("Due Date"); provided, however, that SBCS may deduct from any amount due, any credit or remedy amount authorized under Sections 5 or 27 for Williams' failure to meet the identified performance specifications. SBCS shall itemize the credit or remedies which are deducted from the payment. SBCS shall remit payment to Williams at the remittance address. In the event SBCS fails to make full payment the undisputed amounts to the proper address by the Due Date, SBCS shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance per month or the maximum lawful rate under applicable state law which shall accrue from the Due Date. SBCS acknowledges and understands that all charges are computed exclusive of any applicable federal, state or local use, excise, valued added, gross receipts, sales and privilege taxes, tax or charge levied to support the Universal Fund contemplated by the Communications Act, taxes on Payphone Charges, duties, fees or similar liabilities (other than general income or property taxes imposed on Williams), whether charged to or against Williams, or SBCS associated with the Service or Other Service provided to SBCS ("Additional Charges"). Such Additional Charges are not classified as Service charges and shall be paid by SBCS in addition to all other charges provided for herein.

                  9.2 Billing Periods. Williams will bill SBCS monthly for Services provided hereunder. Charges for usage and all prorated monthly recurring charges (charges for monthly Service provided for less than a calendar month), installation and other non-recurring charges shall be billed following the receipt of any such Services. Charges for all monthly recurring charges for full months during which Service are to be provided shall be billed in advance.

                  9.3 Timeliness. Williams will render invoices for Services not later than **** in which any usage is recorded. Williams shall account, and bill SBCS for, not less than (1)**** of all On-Net Service usage no later than **** after the usage is recorded, (2) **** of all On-Net Service usage no later than **** after the usage is recorded and (3) **** of all On-Net Service usage no later than **** after the usage is recorded. ****

                  9.4 Accuracy. Unless the Parties agree otherwise in writing, with respect to any monthly billing cycle, the accuracy of the raw billing information that Williams supplies to SBCS with respect to On-Net Service shall not be less than ****.

                  9.5 Disputes. If SBCS in good faith disputes any portion of an invoice it must pay the undisputed amount of the invoice on or before its Due Date and provide written notice to Williams of the billing dispute within sixty (60) days thereafter. Such notice must include documentation substantiating the dispute. SBCS's failure to notify Williams of a dispute shall be deemed to be SBCS's acceptance of such charges. The parties will make a good faith effort to resolve billing disputes expeditiously. If SBCS has already made payment of a disputed charge and a dispute is resolved in favor of SBCS, SBCS shall receive a credit on its next invoice for the amount determined to be due, including interest in the amount of the lesser of one percent (1%) per month or the maximum rate allowed by law from the date SBCS paid the disputed amount.

                  9.6 Suspension of Service. In the event payment in full is not received from SBCS on or before ninety (90) days following the Due Date (less any amounts disputed pursuant to Section 9.5), Williams shall have the right, after giving SBCS ten (10) days written notice, to suspend all or any portion of the Services to SBCS. If only a portion of the Services are suspended and SBCS does not cure within ten days of such partial suspension of Service, Williams may suspend all or any additional portion of the Services to SBCS. Williams may continue suspension until such time as SBCS has paid in full all charges (less any amounts disputed pursuant to Section 9.5), then due, including any late fees as specified herein.

                  9.7 Adjustments. With respect to tariffed Third Party or SBC LEC Affiliate services, or Off-Net InterLATA Service, Williams may make billing adjustments for a period of two (2) years after the Due Date of an invoice or two years after the date a service is rendered, whichever is later.

10.      Events of Default.


A party may terminate this Agreement immediately if the other party (i) ceases to do business as a going concern; (ii) makes a general assignment for the benefit of creditors in lieu thereof; (iii) is unable or admits in writing its inability to pay its debts as they become due; (iv) is insolvent, bankrupt or the subject of a receivership; (v) authorizes, applies for or consents to the appointment of a trustee or liquidator of all, or a substantial part, of its assets, or has proceedings seeking such appointment commenced against it which are not terminated within ninety days of such commencement; (vi) files a voluntary petition under any bankruptcy or insolvency law or files a voluntary petition under the reorganization or arrangement provisions of the laws of the United States pertaining to bankruptcy or any similar law of any jurisdiction or has proceedings under any such law instituted against it which are not terminated within 60 days of such commencement or (vii) has any substantial part of its property subjected to any levy, seizure, assignment or sale for or by any creditor or governmental agency without such levy, seizure, assignment or sale being released, lifted, reversed, or satisfied within ten days.

11. Use of Services. Williams' obligation to provide Services to SBCS is subject to the conditions that neither SBCS nor its Affiliates shall use the Services for any unlawful purpose and that SBCS shall include in any tariffs or contracts with its customers for the provision of service a condition that the customers, their officers, directors, employees and agents shall not use the service for any unlawful purpose.

12. Compliance with Section 211 of the Communications Act. The Parties hereby agree that this Agreement and related documents, to the extent it is subject to FCC regulation, are inter-carrier agreements not subject to the filing requirements of Section 211(a) of the Communications Act of 1934, as amended.

****

14. Warranty and Disclaimer of Warranty.

         Williams warrants that On-Net Services shall be provided to SBCS in accordance with the applicable Technical Specifications set forth in Schedule B. Williams shall use all commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY, THE CREDITS, DELAY REMEDIES AND OTHER PROVISIONS OF THIS AGREEMENT FOR THE FAILURE TO COMPLY WITH THIS WARRANTY ARE THE EXCLUSIVE WARRANTY AND REMEDY PROVIDED TO SBCS FOR BREACH OF THIS WARRANTY AND ARE IN LIEU OF ALL OTHER WARRANTIES OR REMEDIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABLITY AND FITNESS FOR A PARTICULAR PURPOSE.


15. Y2K Compliance and Test Requirements.

    15.1. Williams represents and warrants that the On-Net Services to be provided pursuant to this Agreement (including any software, firmware or other products provided by Williams in connection therewith), will (a) have any date handling characteristics provided in any agreed-upon description or specifications therefor, (b) include the proper transmission of date data, like other data, in accordance with any agreed-upon description or specifications therefor, and (c) not experience or cause material computational, display, storage or other errors, or fail to be available, due to the inability to accurately or correctly handle dates, including dates in the year 2000 and February 29, 2000. Williams does not represent or warrant that the On-Net Services will be interoperable with software not provided by Williams that may be used by SBCS to deliver data to Williams' Services, receive data from Williams' On-Net Services or otherwise interact with Williams' On-Net Services, or any other Service provided under this Agreement.

    15.2. In the event of a breach of the foregoing representation and warranty, SBCS' sole remedy will be for Williams to use reasonable efforts promptly to remedy such breach. In such event, Williams shall make the necessary modifications in the provision of the On-Net Services pursuant to a schedule to be agreed to by the Parties. Williams agrees that there shall be no additional charges to SBCS for such modifications.

    15.3 SBCS acknowledges receipt of copies of Williams' Year 2000 Readiness Disclosure which will be updated monthly and posted on the Williams Internet Web Site at http://www.twc.com beginning no later than January 31, 1999 and Williams' Year 2000 Program Office Compliance Manual. SBCS agrees that such documents serve as evidence of year 2000 compliance and/or the compliance techniques and test procedures it has followed or intends to follow to comply with all of the obligations contained herein. Williams represents that the implementation of its Year 2000 Program Plan is currently on schedule to meet the planned compliance date of June 30, 1999.

16. Indemnification

    16.1 Each Party including any of its Affiliates shall defend, indemnify and hold harmless the other Party, including any of its Affiliates, officers, directors, shareholders, employees and agents, from and against any and all claims, damages, losses, liabilities whatsoever, including reasonable legal fees and any damages, arising out of, caused by, related to or based upon a claim (a) by a third party for physical property damage, personal injury, or wrongful death, whether sounding in tort or contract, claim of defamation, invasion of privacy or similar claim based on any act or omission of a the other Party, its employees, agents or Third Party contractors in connection with this Agreement, (b) that the Indemnifying Party's products or services (excluding Local Access Service, Off-Net InterLATA Service, or any other Third Party Service) infringe or violate any copyright, trade secret, trademark or service mark, United States patent or other proprietary right of a Third Party, or (c) that the claimant was "slammed" or "crammed," as those terms are understood in the industry.

         With respect to Third Parties, including any SBC LEC Affiliate,who use Services through SBCS, SBCS shall defend, indemnify and hold Williams, including any of its Affiliates, officers, directors, shareholders, employees and agents, and any Provider, harmless from and against any and all claims, damages, losses, liabilities whatsoever, including reasonable legal, fees and any damages, arising out of, caused by, related to or based upon a claim that the Service was defective or on account of any failure to provide Services, except to the extent of Williams' gross negligence or willful misconduct.

         With respect to the content of any transmission by SBCS, its Affiliates (including any SBCS LEC Affiliate) or its End Users using the Services, SBCS shall defend, indemnify and hold Williams, including any of its Affiliates, officers, directors, shareholders, employees and agents, and any Provider harmless from and against any and all claims, damages, losses, liabilities whatsoever, including reasonable legal, fees and any damages, arising out of, caused by, related to or based upon a claim that such content was unlawful or violated any statutory or common law rights, e.g. copyright.

    16.2 The indemnified Party shall promptly notify the indemnifying Party in writing of any claim which the indemnified Party reasonably considers subject to the indemnity, giving a description in reasonable detail of the relevant facts on which the claim is based. The indemnified Party shall to provide the indemnifying Party with all reasonable assistance in investigating, defending, and pursuing such claim at the indemnifying Party's expense. The indemnifying Party shall not be required to indemnify the indemnified Party for any settlement entered into without its consent except to the extent set forth in Section 16.4.

    16.3 The indemnifying Party shall assume the defense of any such claim or any litigation resulting from such claim and shall have absolute control over the litigation, including, but not limited to, the selection of counsel, the legal strategy with respect to the claim, and the settlement of such claim, either before or after litigation has commenced. Notwithstanding the preceding sentence, (a) if there is a reasonable probability that a claim may materially and adversely affect the indemnified Party other than as a result of money damages or other money payments, the indemnified Party shall have the right, at its own expense, to defend or co-defend such claim, except that the indemnifying Party shall continue to control the defense, and (b) to the extent any defense applicable to the indemnified Party shall involve a conflict of interest with the indemnifying Party, the indemnified Party shall have the right to control such defense at the expense of the indemnifying Party.

    16.4 If, within a reasonable period of time after notice of any claim, the indemnifying party fails to defend such claim, the indemnified Party shall have the right to undertake the defense, or settlement of such claim on behalf of and for the account and at the risk of the indemnifying Party, subject to the right of the indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination of the claim, except to the extent set forth in the last sentence of Section 16.3.

         16.5 In the case of a claim of infringement covered by Section 16.1 where a court of competent jurisdiction finds such infringement, the indemnifying Party shall, at its option and expense, use all reasonable efforts either (a) to procure for the indemnified Party the right to continue to use the product, service or other item as provided for herein, (b) to modify the infringing product, service or other item so that it is noninfringing, without materially altering its performance or function, or (c) to replace the infringing product, service or other item with a substantially equivalent noninfringing item.

         16.6 Notwithstanding the foregoing, if a claim of infringement covered by Section 16.1 also is covered by Section 9.1 of the Network Development and Operation Agreement, and the indemnifying Party under this Agreement is the indemnified Party under the Network Development and Operation Agreement, then Section 9 of the Network Development and Operation Agreement, and not this Section 16, shall apply.



17.      Tariffs.

         17.1 SBCS shall pay all applicable tariff charges including, but not limited to, fixed charges, feature charges, , access facility charges, and installation and other non-recurring charges. Additionally, SBCS will pay, in accordance with applicable tariffs, any taxes, levies, surcharges, or other costs that Williams is obligated to pay to any governmental entity or other third party, provided that (i) such obligation is imposed by legislation or regulation, and (ii) such obligation arises out of the use of Services provided under this Agreement.

         17.2. Subject to the terms and conditions of the NDOA, Williams may modify or withdraw tariffs from time to time which may result in the discontinuation of any Service without Williams' liability.

         17.3. In the event Williams withdraws its filed Tariffs the Tariff terms and conditions in effect on the date of such withdrawal will continue to apply to this Agreement. After withdrawal of the applicable Tariffs, the terms of this Agreement will control over any inconsistent provision in the former Tariffs, subject to standard contract interpretation rules. Tariffs not withdrawn shall continue to have the same force and effect.

18.      SBCS Responsibilities.

                  18.1 SBCS will not be relieved of any duty, obligation or responsibility hereunder due to the fact that Service is ultimately provided to End-Users.

                  18.2 SBCS represents and warrants that it will comply with all applicable laws and applicable rules and regulations promulgated by federal and state regulatory agencies, including, but not limited to, those concerning interexchange carrier selection. SBCS represents and warrants that it will not submit to Williams an End User ANI for activation without obtaining and maintaining a proper PIC Authorization that complies with all applicable federal and state laws, rules and regulations. SBCS shall produce for Williams's inspection, at SBCS's expense, any PIC Authorization **** after Williams's oral or written request, or within any shorter period required by a Local Access Provider or regulatory agency. When a request for the PIC Authorization is made by a Local Access Provider or regulatory agency, Williams will cooperate with SBCS to obtain any reasonable extension of time SBCS may require and to assist SBCS in the defense of any slamming or other similar charge of unlawful actions by SBCS.

                  18.3 SBCS' failure to comply with Section 18.2 above will not constitute a material breach of this Agreement. In such event Williams may refuse to activate additional ANIs under SBCS's account if SBCS is unable to cure such non-compliance **** of notice from Williams of such non-compliance. Williams will resume accepting ANIs only after SBCS produces evidence reasonably satisfactory to Williams that it is in compliance with Section 18.2.

                  18.4 SBCS will reimburse Williams for any charge assessed by a LEC for processing a PIC change due to a SBCS initiated dispute.

                  18.5 SBCS will be solely responsible for End User solicitation, service requests, creditworthiness, SBCS service, billing and collection, unless otherwise specifically set forth in another Alliance Agreement. SBCS remains responsible for compliance with all terms and conditions of this Agreement, including, but not limited to, payment responsibilities, without regard to SBCS' ability to charge for Services used by End Users or to collect payment from End Users..

                  18.6 SBCS will be financially responsible for usage generated by each End User ANI activated by Williams pursuant to a request by SBCS until such ANI is presubscribed to another interexchange carrier or SBCS requests that service be terminated. SBCS may request Williams to block an ANI upon the End User's failure to pay SBCS, subject to SBCS' prior certification to Williams that it has given the End User any notice required by any applicable statute, rule or regulation. SBCS will reimburse Williams for reasonable expenses incurred to block an ANI. ****

                  18.7 SBCS has sole responsibility for installation, testing and operation of facilities, services and equipment ("SBCS Facilities") other than those specifically provided by Williams as part of the Service as described in a Service Order. In no event will the untimely installation or non-operation of SBCS Facilities relieve SBCS of its obligation to pay charges for the Service after the Actual Start Date.


19. Intellectual Property Rights. Unless otherwise specifically agreed in writing by the Parties, each Party shall retain all right, title and interest in any intellectual property associated with the provision of Services under this Agreement. If it should be necessary for a Party to practice any patent, copyright, trade secret or other non-trademark intellectual property of the other Party to avail itself of the Services to be provided hereunder, the Parties shall negotiate in good faith a license with respect to such intellectual property. Each Party acknowledges that the other Party's name is proprietary to the other Party. This Agreement does not transfer, and confers no right to use, the name, trademarks (including service marks), patents, copyrights, trade secrets, other intellectual property or CIC of either Party, except as expressly provided herein. Neither Party shall take any action inconsistent with the intellectual property rights of the other Party.

20. Title to Equipment. Subject to SBCS' rights under Section 12 of the Master Alliance Agreement, this Agreement shall not, and shall not be deemed to, convey to SBCS title of any kind to any of the transmission facilities, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Services. Any equipment provided by SBCS must be itemized on a schedule listing all such SBCS-provided equipment and appended to the Service Order to which use of that equipment relates ("SBCS Equipment Inventory"). Williams shall not be obligated to provide any Services for SBCS if SBCS will be providing any of its own equipment unless and until such equipment is itemized on the applicable SBCS Equipment Inventory.

21. SBCS Equipment. To the extent permitted by the Act, SBCS may, at its option, choose to deploy its own switches and related management systems. Williams will permit interconnection of these switches with SBCS' own network or the Williams Network as required. These switches may, in accordance with Schedule C, be collocated with Williams' switches in a Williams POP.

22. Merger/Integration. This Agreement, together with the other agreements referred to herein and the schedules attached hereto, constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.


23. Processes to be Developed. By May 1, 1999 the Parties shall develop jointly and maintain a procedures manual that shall address the following processes to be used by the Parties: (a) Service Orders, (b) Addition of or Changes to Service Metrics (subject to the mutual agreement of the parties), (c) procedures to be followed to request or make inquiries concerning restoration of Service Outages, (d) the form and medium by which Williams will report the availability of dedicated service elements for acceptance testing by the SBCS,
(e) training, (f) billing, including billing detail, (g) optimization, (h) network management, (i) dispute resolution and escalation, (j) pre-bill certification; (k) traffic, demand and capacity forecasts for voice and for data (l) description of future services and mechanism for inclusion into Agreement, (m) reports, including those set forth in Section __ of the NDOA, and (n) all similar administrative and logistical matters related to the provision of and payment for Services. The manual will be specific to SBCS's needs and usage patterns; and, the parties shall update it as necessary.

24. Conflict of Law. Nothing in this Agreement shall obligate any Party to take any action that violates any applicable governmental law, regulation or order, including, but not limited to, the Act. In the event that either Party believes that a project/Service would violate the Act or any other applicable law, regulation or order, the Parties shall arrange for the appropriate individuals within their respective organizations to consult with the other Party to ascertain whether the project/Service will violate any such law, regulation or order and, if so, how to bring the project/Service into compliance with such law, regulation or order.


25. End-to-End Service. SBCS desires Williams to manage all relationships with any LEC or alternate interexchange service provider to the extent necessary to provide end-to-end service. SBCS acknowledges that Williams is unable to guarantee the level of service provided by any such Local Access Provider or Third Party provider, although Williams agrees that it will use its reasonable best efforts to manage these relationships in such a manner so as to ensure that the services meet the performance guarantees, if any, provided by such Local Access Provider or alternate interexchange service provider.

26.      Switched Services Forecasting.

****
                                      33

****


27.      Performance Remedies SLAs..

         27.1 General Service Level Policy. It is the objective of the Parties to provide services pursuant to this Agreement and ultimately for SBCS to provide services in turn to End Users that establishes industry leadership with respect to competing products. Given the dynamic nature of the telecommunications industry, the performance standards necessary to meet that objective may improve over time. Thus, the Parties agree to evaluate the performance standards in Schedule B, as well as the remedies in this section, on an ongoing basis pursuant to the NDOA to verify that this objective is being met and to change accordingly the performance standards for the On-Net Services and, where appropriate, the remedies for failing to meet such standards, to assure, to the extent practicable, that the Parties are industry leaders.

         27.2  Failure to Meet Certain Due Dates.

         27.2.1 The Parties agree that the following list of "ready dates" are critical to the success of the relationship:


****
                                      34

****

27.3     Network-based Service Level Commitments for On-Net Service.

         The table below sets forth the network-level SLAs that Williams will provide for voice, data, and private line services. The performance and reliability metrics for each service are set forth in Schedule B of this Agreement. Network performance shall be computed by averaging the service levels provided by all network elements (ports, switched, circuits, etc.) used to provide service to SBCS or its customers. Events that are excluded from these measurements are those defined in the Force Majeure definition.

                                      ****

         27.3     Strategic Customer Service Level Commitments

         Williams will also provide Service Level Agreements for individual customers designated by SBCS as strategic, the standards for which shall be mutually agreed upon pursuant to Section 23. SBCS is deemed to be a strategic customer to the extent of its official corporate services and where SBCS is itself the End User. The following table specifies the metrics for individual private line, ATM, and Frame Relay subscriber elements (e.g., private lines, data ports or PVCs, etc.) for On-Net Service as well as the remedies for Williams' failure to meet those metrics. The definition of the metrics for each On-Net Service is set forth in Schedule B of the TSA. These performance metrics are computed independently and separately each month for each strategic SBCS customer. Remedies are applied on a per-customer basis. Events that are excluded from these measurements are those defined in the Force Majeure definition except that cable cuts and power outages shall not be excluded. In the event that SBCS pays a customer designated as strategic under this Section 27.3 an outage credit based upon interruption of On-Net Service caused by a cable cut or power outage (as defined in the definition of Force Majeure Event herein), and such credit is commercially reasonable and is consistent with SBCS's existing practice, Williams shall reimburse SBCS the amount of the credit. The preceding sentence shall not apply where such cable cut or power outage affects access facilities provided by a Third Party including an SBC LEC Affiliate.

                                      ****

         27.5     Individual Case Basis Service Levels

         Williams and SBCS agree that, on a case-by-case basis, the service level and/or the remedies for strategic or high value customers may be have to be increased in order to win or retain a customer's business. The Parties agree that, by mutual agreement, a higher level of performance or stricter remedies than those set forth in this Agreement may be offered to some SBCS customers.

         27.6     Service Outage Credits.

         SBC and Williams agree to take reasonable efforts to proactively monitor the performance of its customers' circuits in order to take corrective action before the customer's perceived service quality is damaged. The Parties also recognize that on occasion individual, non-strategic customers may suffer from chronically poor service before the problem is identified or remedied. In these instances, SBC may request a service outage credit from Williams to be passed through to the customer in order to salvage a customer-perceived quality problem. If the service problem is due to a fault in the Williams Network, and the service relationship with the customer is in jeopardy, Williams will provide a **** on the monthly charge to SBC for that circuit. Chronically poor service is defined as
         ****

         27.7     General Provisions regarding Outage Credits.

         SBCS shall not receive an Outage Credit if the interruptions are (a) of a duration of less than the threshold associated with a particular On-Net Service, (b) caused by the negligence or willful misconduct of SBCS, its Affiliates, or others authorized by SBCS to use the services under this Agreement, (d) caused by the failure of access to the Williams Network, (e) resultant from scheduled maintenance where SBCS has been notified of scheduled maintenance in advance, or (f) the result of a Force Majeure Event or a Legal or Regulatory Event. All Outage Credits shall be credited on the next monthly invoice for the affected Service. The remedies and credits set forth in this Section 27 shall be the sole and exclusive remedy of SBCS for any failure of Williams resulting in such remedy or credit.


28. Interference. SBCS shall not use nor permit others to use the Service in a manner that could interfere with Services provided to others or that could harm the facilities of Williams or others.

29. Interconnections. Service furnished by Williams may be connected with the services or facilities of other carriers. Except as otherwise provided in this Agreement, SBCS shall be responsible, ****, for all charges billed by other carriers in connection with the use of Service. Any special equipment or facilities necessary to achieve compatibility between carriers are the sole responsibility of SBCS, except as may otherwise be specifically provided in this Agreement or subject of the Master Alliance Agreement.

30.    Legal Compliance; Remedies for Non-Compliance.

                  30.1 SBCS represents and warrants that (a) it shall have appropriate certificates of public convenience and necessity, licenses and all required regulatory approvals and that it will be legally authorized to provide service as contemplated under the terms and conditions of this Agreement before such service is requested by SBCS and (b) it will immediately notify Williams in the event such certificates of public convenience and necessity, licenses or other required regulatory approvals should be revoked, suspended or, for whatever reason, cease to be effective.

                  30.2 SBCS's failure to comply with paragraph 30.1 above will not constitute a material breach of this Agreement, however Williams may reject End User ANIs submitted by SBCS for placement under its account if SBCS is unable to cure such non-compliance **** of notice from Williams of such non-compliance. Williams will resume accepting ANIs only after SBCS produces evidence satisfactory to Williams that it is in compliance with paragraph 30.1.

31       Training. Williams will train or arrange for the training of SBCS-
designated personnel so that SBCS can fully employ the various features and functions of the Williams Network and can interface with Williams' personnel in maintaining and monitoring the Williams Network. Williams will provide the training to the SBCS personnel sufficiently in advance of **** so that they are in the position to monitor the Williams Network and interface with Williams' personnel once the Williams Network is ready for customer service. Williams further agrees to maintain the training facility and to providing training to SBCS personnel throughout the Term of this Agreement, unless otherwise advised by SBCS. Williams may charge SBCS a fee for providing such training in accordance with the Alliance Pricing formulas, but the expenses of trainees, including travel, per diems, salary, etc. shall be borne by SBCS.

The Parties shall mutually agree on the number of SBCS personnel to be trained at any one time and the appropriate training period and curriculum.

32. SS7 Signaling and Local Number Portability. Prior to selecting a solution for either SS7 signaling or local number portability for its switched network, Williams shall evaluate the functionality, cost and overall availability of the SS7 and the local number portability solutions employed by Southern New England Telephone Company. If Williams selects the Southern New England Telephone Company solution, the terms and conditions under which Williams will obtain the SS7 service or the local number portability solution will be negotiated between Williams and Southern New England Telephone Company. However, the rates for those services shall be no more than the rates Williams would pay if the rates were set pursuant to the pricing provisions of the Master Alliance Agreement.

33. General Applicability of Provisions. Unless expressly excluded, all terms of this Agreement are applicable to all sections of this Agreement, notwithstanding the specific reference to such a term in any other particular section.

34. Master Alliance Agreement. The following provisions of the Master Alliance Agreement are incorporated herein, with the provisions applicable to the Parties thereto applicable to the Parties hereto.

         34.1 Acknowledgment of Regulatory Considerations. Section 2 of the Master Alliance Agreement.

         34.2  Amendment. Section 15.7 of the Master Alliance Agreement.

         34.3  Assignment. Section 15.2 of the Master Alliance Agreement.

         34.4 Confidential Information. Section 10 of the Master Alliance Agreement.

         34.5  Costs and Expenses. Section 15.6 of the Master Alliance
               Agreement.

         34.6  Dispute Resolution. Section 9 of the Master Alliance Agreement.

         34.7  Execution. Section 15.10 of the Master Alliance Agreement.

         34.8  Force Majeure. Section 15.4 of the Master Alliance Agreement.

         34.9  Governing Law. Section 15.16 of the Master Alliance Agreement.

         34.10 Headings. Section 15.8 of the Master Alliance Agreement.

         34.11 Insurance. Section 11.1 of the Master Alliance Agreement.

         34.12 No Solicitation. Section 11.2 of the Master Alliance Agreement.

         34.13 Publicity. Section 15.9 of the Master Alliance Agreement.

         34.14 Relationship of Parties. Section 15.13 of the Master Alliance Agreement.

         34.15 Rules of Construction. Section 15.17 of the Master Alliance Agreement.

         34.16 Severability. Section 15.15 of the Master Alliance Agreement.

         34.17 Third Party Warranties. Section 15.5 of the Master Alliance Agreement.

         34.18 Limitation of Liability. Section 15.12 of the Master Alliance Agreement.

Without limiting the foregoing, Section 15.18 of the Master Alliance Agreement incorporates Sections 2, 8, 9, 10, 13, 14, and 15 (except 15.11 and 15.14) into this TSA.

35.  Notice

Any notice, request, instruction or other document to be given hereunder by any Party to any other Party under any section of this Agreement shall be in writing and shall be deemed given (a) upon receipt, if delivered personally or by telex or facsimile, (b) the next day, if by express mail, or (c) three days after being sent, if by registered or certified mail, return receipt requested, postage prepaid, to the following addresses (or such other address for a Party as shall be specified by like notice, provided that such notice shall be effective only after receipt thereof):

         If to SBCS:            Southwestern Bell Communications Services, Inc.
                                5850 West Las Positas Boulevard
                                Pleasanton, CA 94588
                                Attn: Ms. Virginia Vann, President
                                Telephone Number: 925 468-5000
                                Facsimile Number: 925 468-4700

         and                    SBC Operations, Inc.
                                530 McCullough
                                San Antonio, TX 78215
                                Attn: J. Michael Turner, President
                                Fax: 210 886-3015
                                Telephone: 210 886-3000

         with a copy            SBC Communications Inc.
         (which shall           175 East Houston Street, 11th Floor
         not constitute         San Antonio, TX 78205
         notice) to:            Attn: General Attorney - Mergers & Acquisitions
                                Telephone Number: (210) 351-2165
                                Facsimile Number: (210) 351-3488


         If to Williams:        Williams Communications, Inc.
                                One Williams Center, Suite 26-B
                                Tulsa, OK 74172
                                Attn: Contract Administrator
                                Telephone Number: (918) 573-6277
                                Facsimile Number: (918) 573-6578

         with a copy            Williams Communications, Inc.
         (which shall           One Williams Center, Suite 4100
         not constitute         Tulsa, OK 74172
         notice) to:            Attn: General Counsel
                                Telephone Number: (918) 573-4205
                                Facsimile Number: (918) 573-3005

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first written above.

SBC OPERATIONS INC.                       WILLIAMS COMMUNICATIONS, INC.


/s/ J. MICHAEL TURNER                     /s/ GORDON MARTIN
--------------------------------------    --------------------------------------
Signature of Authorized Representative    Signature of Authorized Representative

J. MICHAEL TURNER                         Gordon Martin
--------------------------------------    --------------------------------------
Printed Name                              Printed Name

EVP-CORP. PLANNING AND CAPITAL
MANAGEMENT                                Senior Vice President
--------------------------------------    --------------------------------------
Title                                     Title

SOUTHWESTERN BELL
COMMUNICATIONS SERVICES, INC.


/s/ VIRGINIA L. VANN
--------------------------------------
Signature of Authorized Representative

VIRGINIA L. VANN
--------------------------------------
Printed Name

PRESIDENT
--------------------------------------
Title

                                  Schedule A-1
                       Williams Network Pricing Schedule


                            PRIVATE LINE PRICE CAPS
                    (in dollars per month per VGE/V&H Mile)


                                      ****


Non-Recurring Charges Cap                                             DS-1       DS-3       OC-3       OC-12      OC-48
                                                                      ----       ----       ----       -----      -----
New Order Installation                                                                      ****

Order Change (1st change free)
Order Cancellation
     Pre-Engineering
     Post-Engineering

ASR (new or disconnect) Special Access

ASR Supplement

Order Expedite

Reconfiguration

Additional Installation Maintenance Engineering
Additional Installation Maintenance Engineering (After Hours)


Other Charges Cap

Cross-Connect Charges


                        Monthly Securities            Non-Securities
DS-1                                         ****

DS-3

OC-3

OC-12

OC-48

The parties shall reexamine these Non-Recurring Charges and Other Charges by May 1, 1999 and make such adjustments as are necessary to conform them to market rates in accordance with the provisions of the Master Alliance Agreement for Alliance Pricing.

Cross connect charges apply when SBCS is connecting its collocated equipment through the Williams' cross connect panel to a carrier other than Williams. Cross connect charges specifically do not apply when the cross connect is part of Service provided by Williams. A cross-connect also occurs between two collocated customers who are tied together via a cross-connect at the Williams common demarcation point. Two or more collocated customers are not allowed to directly terminate cross-connects on each others equipment without connecting at the Williams demarcation point. Cross connect charges do not apply to IXP or Telehousing Services.

The cost associated with the cross-connect is per circuit.

Installation charges shall apply to the normal installation of equipment necessary to provide the requested service to the point of demarcation at the Customer's premises. Additional installation charges shall apply when Seller is required to install equipment other than that normally required to provide the service or when Customer requests special equipment.

Order Cancellation (post engineering) charges apply when a customer cancels a circuit order after design but prior to installation.

Order Expedite charges apply when a customer requests a circuit due date that is earlier then Williams' standard interval.

Reconfiguration charges apply when a customer requests modifications to a circuit (change in end points for example) after the circuit has been engineered.

Business Day as defined in the TSA definitions. Normal business hours are 8am - 5pm.

                                SBC FRAME RELAY
                       NNI (SWITCH-TO-SWITCH) PRICE CAPS

I.       Port Charges - MRC


         SBC FRAME RELAY PRICE CAPS

                                      ****

                                      ****

                                SBC FRAME RELAY
                           UNI (RESELLER) PRICE CAPS

II.      Port Charges - MRC

                                     ****

                                     ****

                                     ****
The parties shall reexamine these Frame Relay Ancillary Charges by May 1, 1999 and make such adjustments as are necessary to conform them to market rates in accordance with the provisions of the Master Alliance Agreement for Alliance Pricing.


                                     ****
Configuration charges are applied when the CIR of PVCs for basic Frame Relay Service are changed or when SBCS desires a change to the CIR of PVCs in an already established Flex CIR Schedule (i.e. SBCS will not be charged the **** fee for changes to the CIR when establishing its initial Flex-CIR schedule).

Order Cancellation Charges apply when SBCS cancels an order after design but prior to installation.

PVC Order Change Charges apply after design but prior to installation on a per PVC basis when SBCS makes a change to the PVC size ordered. If the PVC has been installed and accepted, SBCS will be charged for a new PVC installation.

Port Order Change Charges apply after design but prior to installation on a per port basis when SBCS requests to change the port size ordered. If the Port has been installed and accepted, SBCS will be charged for a new port installation.

                                 ATM PRICE CAPS

****

ATM PRICING SCHEDULES (FLAT RATE)

ATM Transport includes both recurring and non-recurring charges.

Recurring Charges

ATM pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed and a charge for each PVC's CIR going out from the port. ATM Transport Service is priced simplex, meaning that the price for a PVC's CIR includes the egress CIR. The CIR for the CBR class of service (CoS) is the peak cell rate (PCR). The CIR for the VBRnrt class of service is the sustained cell rate (SCR). The pricing below reflects both VCCs and VPCs.

CIRs increments are available in 1 Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports.

                                     ****
                                      10

                                     ****
                                      11

                                 ATM PRICE CAPS

****

ATM PRICING SCHEDULES (FLAT RATE)

ATM Transport includes both recurring and non-recurring charges.

Recurring Charges

ATM pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed and a charge for each PVC's CIR going out from the port. ATM Transport Service is priced simplex, meaning that the price of a PVC's CIR includes the egress CIR. The CIR for the CBR class of service (CoS) is the peak cell rate (PCR). The CIR for the VBRnrt class of service is the sustained cell rate (SCR). The pricing below reflects both VCCs and VPCs.

CIRs increments are available in 1Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports.

****

****

                                 ATM PRICE CAPS

****

ATM PRICING SCHEDULES (FLAT RATE)

ATM pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed and a charge for each PVC's CIR going out from the port. ATM Transport Service is priced simplex, meaning that the price for a PVC's CIR includes the egress CIR. The CIR for the CBR class of service (CoS) is the peak cell rate (PCR). The CIR for the VBRnrt class of service is the sustained cell rate (SCR). The pricing below reflects both VCCs and VPCs.

CIRs increments are available in 1 Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports

****

                                      ****

                                 ATM PRICE CAPS

****

ATM PRICING SCHEDULES (FLAT RATE)

ATM pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed and a charge for each PVC's CIR going out from the port. ATM Transport Service is priced simplex, meaning that the price for a PVC's CIR includes the egress CIR. The CIR for the CBR class of service (CoS) is the peak cell rate (PCR). The CIR for the VBRnrt class of service is the sustained cell rate (SCR). The pricing below reflects both VCCs and VPCs.

CIRs increments are available in 1 Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports.

                                      ****

****

ATM Non Recurring On-Net Ancillary Charges


Non-recurring charges include installation, configuration changes, cancellation, and order changes that may be incurred for the Port or PVC.

****

The parties shall reexamine these non-recurring charges by May 1, 1999 and make such adjustments as are necessary to conform them to market rates in accordance with the provisions of the Master Alliance Agreement for Alliance Pricing.

Configuration change charges are applied when the parameters of a PVC or VP are changed.

Order Cancellation Charges apply when a PVC, VP or Port has been ordered and needs to be canceled prior to the Service having been installed and accepted. Port Order Change Charges apply after design but prior to installation on a per port basis when Customer requests to change the port size ordered. If the Port has been installed and accepted, Customer will be charged for a new port installation.

PVC Order Change Charges apply after design but prior to installation on a per PVC basis when Customer makes a change to the PVC size ordered. If the PVC has been installed and accepted, Customer will be charged for a new PVC installation.

****

****

****

The prices stated on this page are only estimates, and are subject to change. The parties will develop, as a part of the real estate forecasting mechanism, a process which will allow SBCS to receive a firm price some time before proposed occupancy of Space, which price is then only subject to change to the extent of any change of any Cost in the Cost Plus model.

                        Fixed Voice Transport Price Caps

****

SBCS shall pay **** any PIC processing fees charged by Local Exchange carriers.

****

                                  SCHEDULE A-2

****
                                       23

****
                                       24

                                  SCHEDULE A-3
                   WIRELESS LOCAL ACCESS SERVICE DESCRIPTION


OVERVIEW

Through a recent agreement with WinStar, Williams provides local wireless transmission services in the 38 GHz frequency band. With licenses in more than 160 major markets, including all of the top 50 cities, WinStar's network footprint is planned to cover more than 60% of America's small to medium-sized businesses. Exhibit A lists the cities designated as target markets.

1.       Topology

WinStar's point-to-point local wireless service uses two dishes to transmit and receive signals within a five-mile range. The service is designed to support **** availability, with a **** rate and a ****-bit error rate.


The network topology consists of a centralized switching platform that provides all of the features, services and switching functionality for customers in a particular network serving area. Each switch delivers services to and from Williams customers through interconnect facilities to and from the LEC, IXCs and Internet Peering Points to which WinStar has connections. Today, switches may connect to Hubs in both a hub-and-spoke and ring topology. Hubs connect to Lit Buildings in a hub-and-spoke topology.

2. Hubs and Lit Buildings communicate via multiple DS3/DS1 radio links in the 38-40 Ghz portion of the spectrum. The Hubs function as concentrators for these milliwave links, providing DS3 or DS1 service for Lit Buildings within the Hub service area. The traffic from the Lit Buildings is bundled into multiple DS3 links over a fiber SONET ring backbone, or connected by lower frequency radio shots (i.e., 18 and 23 Ghz currently and 6 and 11 Ghz in the future).

3. The network architecture features Lit Buildings as customer access points for traffic, with Hubs transmitting and receiving traffic from Lit Buildings via milliwave links. Hubs concentrate, transmit and receive that traffic over fiber links to central office switch sites, other Hubs and points of collocation (each a point of presence).

PRICING

Williams new Wireless Services are priced to be competitive for the following applications:

(1) End-to-End connectivity in which the mileage portion of the local loop exceeds 10 miles. This service is not competitive for local loops in the zero-mile range.

(2) Intra-City Connectivity in which there is no wide area network connectivity required.

SBCS Proprietary Price Caps for Williams Local Wireless Services can be found in Exhibit B.

OTHER TERMS AND CONDITIONS

The other terms and conditions governing the use of Wireless Local Access provided by WinStar shall be as set forth in WinStar's general terms and conditions of service as may be modified by the mutual agreement of SBCS, Williams, and WinStar.

                                   EXHIBIT A

                              TARGET MARKET CITIES


                                      ****

                             WIRELESS LOCAL ACCESS
                                    PRICING


****

             Schedule B: Williams Network Technical Specifications


1.1. Private Line

     1.1.1.   TRANSMISSION RATES


-----------------------------------------------------------------------------------------------------------------------
PRIVATE             Characteristics                   Specifications/References
  LINE
SERVICE
-----------------------------------------------------------------------------------------------------------------------
DS-1            o  1.544 Mbps bit rate            o    T1.107, "Digital Hierarchy - Formats Specifications"
                o  Extended                       o    T1.403, "Network-to-Customer Installation - DS1 Metallic
                   Superframe Format (ESF)             Interface"
                o  Bipolar 8 Zero                 o    T1.408, "ISDN Primary Rate - Customer Installation Metallic
                   Substitution (B8ZS)                 Interfaces, Layer 1 Specification"
                   line coding                    o    TR-NWT-000499, "Transport Systems Generic Requirements
                                                       (TSGR): Common Requirements," Issue 4, Bellcore
-----------------------------------------------------------------------------------------------------------------------
DS-3            o  44.736 Mbps bit                o    T1.107, "Digital Hierarchy - Formats Specifications"
                   rate                           o    T1.404, "Network-to-Customer Installation - DS3 Metallic
                o  C-bit parity                        Interface Specification"
                                                  o    TR-NWT-000499, "Transport Systems Generic Requirements
                                                       (TSGR): Common Requirements," Issue 4, Bellcore
-----------------------------------------------------------------------------------------------------------------------
OC-3c           o  155.520 Mbps bit               o    T1.105, "American National Standard for Telecommunications
                   rate                                Digital Hierarchy Optical Interface Rates and Format
                o  SONET STS-3c frame                  Specification"
                   structure                      o    TR-NWT-000499, "Transport Systems Generic Requirements
                                                       (TSGR): Common Requirements," Issue 4, Bellcore
                                                  o    GR-253-CORE, "Synchronous Optical Network (SONET) Transport
                                                       Systems: Common Generic Criteria," Issue 1, Bellcore
-----------------------------------------------------------------------------------------------------------------------
OC-12c          o  622.080 Mbps bit               o    T1.105, "American National Standard for Telecommunications
                   rate                                Digital Hierarchy Optical Interface Rates and Format
                o  SONET STS-12c                       Specification"
                   frame structure                o    TR-NWT-000499, "Transport Systems Generic Requirements
                                                       (TSGR): Common Requirements," Issue 4, Bellcore
                                                  o    GR-253-CORE, "Synchronous Optical Network (SONET) Transport
                                                       Systems: Common Generic Criteria," Issue 1, Bellcore
-----------------------------------------------------------------------------------------------------------------------
OC-48           o  2,488.32 Mbps bit              o    T1.105, "American National Standard for Telecommunications
                   rate                                Digital Hierarchy Optical Interface Rates and Format
                o  SONET STS-48c                       Specification"
                   frame structure                o    TR-NWT-000499, "Transport Systems Generic Requirements
                                                       (TSGR): Common Requirements," Issue 4, Bellcore
-----------------------------------------------------------------------------------------------------------------------
                                                  o    GR-253-CORE, "Synchronous Optical Network (SONET) Transport
                                                       Systems: Common Generic Criteria," Issue 1, Bellcore
-----------------------------------------------------------------------------------------------------------------------
Table 1

EXCEPTIONS TO THE ABOVE CHARACTERISTICS ARE:

OC-48c is unavailable at this time. Williams is able to provide OC-48 service based on Availability and capacity. No time frame has been established for providing OC48c service.

WILLIAMS AGREES TO THE SPECIFICATIONS AND REFERENCES LISTED WITH THE FOLLOWING
EXCEPTIONS:

DS-1 Service

T1.408 is addressed in the voice services and is not considered a specification for private line service.

T1.105 is conformed to with minor exceptions as follows:

Synchronous Hierarchical Rates

Nortel Transportnode does not support OC-1 rate interfaces as well as OC-24 rate interfaces.

Tandem Connection Sublayer

Nortel's Transportnode products do not support tandem connections at this time. Nortel will be pleased to discuss this requirement at a convenient time.

Line Overhead

Nortel does not currently support line DCC (D4-9) or line REI (M0) on the S/DMS TransportNode product line.

STS Path Overhead

Nortel's Transportnode products do not support tandem connections. Nortel will be pleased to discuss this requirement at a convenient time.

STS PTE Unequipped Indicator

Nortel TransportNode equipment transmits an all-ones pattern in unused overhead bytes. Since there is a requirement to ignore values in undefined bytes, there should be no operational issues if either a "ones" or "zeroes" pattern is implemented.

Line Remote Defect Indication (RDI-L)

Nortel's Transportnode OC-48 does not support RDI-L indications. STS Path Remote Defect Indication (RDI-P) Nortel's Transportnode OC-48 does not support RDI-P indications.

STS Path Payload Defect Indication (PDI-P)

Nortel's Transportnode products do not support PDI at this time. Nortel will be pleased to discuss this requirement at a convenient time.

STS-1 Frame and OC-N Line Signal Composition

Nortel's Transportnode product line uses an all-1's pattern to indicate an STS SPE unequipped condition instead of an all-0's pattern.

There are minor non-compliances to the portions of TR-NWT-000499 that are relevant to S/DMS Transport node which include the following: Size of lettering requirements for S/DMS Transportnode circuit packs and assemblies have been adhered to wherever feasible but this is not always possible.

o Specifications for tributary rates on S/DMS Transportnode products are complied with where applicable, or where that tributary rate is offered on the particular line rate S/DMS Transportnode product. 2.

Reliability, Performance and Service Metrics


PRIVATE LINE SERVICE

All measurements for On-Net Service only and exclude events of Force Majeure as defined in this Agreement.

****

Note: MTTR (mean time to restore) applies to those failures not handled by automatic error restoration techniques (e.g. 1+1 protection, SONET rings, ATM rerouting, etc.).

DS-n Services are provisioned over the Williams' ATM Network.

The parties agree to formulate an escalation procedure to discuss network outages and to document such procedure by May 1, 1999.

3.  Frame Relay

    3.1. Access rates, as defined in FRF1.1 for UNI or NNI

         3.1.1. 56 or 64 kbps
         3.1.2. n x DS0 for n=1 to 23
         3.1.3. DS1 (1.544 Mbps)
         3.1.4. DS-3 (45 Mbps), for NNI only.

    3.2. Circuit types
         3.2.1. Symmetric and asymmetric point to point PVCs
         3.2.2. Multicast (available 1-1-2000)

    3.3. Classes of Service
         3.3.1. Initially, single QoS engineered to 200% over-subscription of CIR per port
         3.3.2. Frames in violation to be tagged as Discard Eligible

All measurements for On-Net Service only and exclude events of Force Majeure as set forth in of the Master Alliance Agreement.

****

4. ATM


   4.1. ACCESS RATES, AS DEFINED IN ATM FORUM UNI 4.0 SPECIFICATION

       4.1.1. DS3   Current standard is UNI 3.1, UNI 4.0 planned for 2Q99
       4.1.2. OC-3c Current standard is UNI 3.1, UNI 4.0 planned for 2Q99
       4.1.3. OC-12c

                            ATM UNI and NNI Service
       4.1.4. Current standard is UNI 3.1, UNI 4.0 planned for 2Q99.

   4.2. Circuit Types
       4.2.1. Symmetric and asymmetric point to point.
       4.2.2. Virtual paths and virtual circuits are supported.

   4.3. Classes of Service

       4.3.1. CBR: Policing for CBR uses discard
       4.3.2. VBRnrt: Allows cell tagging for non-compliant cells
       4.3.3. UBR In Development, planned availability 2Q99
       4.3.4. SBCS will expect Williams to allow overbooking of UNIs and NNIs for VBRnrt And UBR service classes Williams allows 2:1 oversubscription on VBRnrt ports. An UBR oversubscription factor has not yet been established.

   All measurements for On-Net Service only and exclude events of Force Majeure as set forth in this Agreement.

****

****

5.   SWITCHED SERVICE METRICS

Service Assurance - Switched

                                      ****

                                   SCHEDULE C

                     WILLIAMS NETWORK COLLOCATION SERVICES
                                SERVICES & TERMS

This Collocation Service Schedule ("Schedule") is made as of this ______day of ___________, 199_, and is subject to that Transport Services Agreement dated January __, 1999, ("TSA") by and between Williams Communications, Inc. d/b/a Williams Network, a Delaware corporation ("Williams"), and Southwestern Bell Communications, Inc., a Delaware corporation ("SBCS").

INTRODUCTION. In accordance with the Master Alliance Agreement, SBCS shall have the right to license collocation space at charges developed on the basis of the Cost Plus Model. The prices will vary by city and are broken down into a non-recurring installation fee and a monthly recurring charge. The monthly recurring charge will include the lease expense, power usage, and maintenance.

1.       COLLOCATION SERVICE:

1.1      COLLOCATION SERVICE DESCRIPTION ("COLLOCATION SERVICE").

         Williams grants SBCS and its Affiliates a license to occupy, access and locate within a portion of premises owned, leased, or licensed by Williams currently or in the future ("Premises") telecommunications transmission equipment and cabling owned by SBCS ("Equipment") for the purpose of interconnecting the Equipment with Williams' Network, SBCS' network and other telecommunications network. The parties shall mutually-agree upon a Collocation Service Order to be used by SBCS on behalf of itself, its Affiliates and any permitted Third Parties to request collocation space. The portion of collocation space ("Space") allocated is accepted "as-is" by SBCS and its Affiliates and Williams makes no representation as to the fitness of the space for the SBCS's or its Affiliates' intended purpose, except as expressly set forth in Exhibit A. SBCS shall abide by, and ensure that its Affiliates abide by, the standard specifications as set forth in the Technical Specifications as attached hereto; and, Williams shall perform the obligations also listed therein. Any work on a new Premises requires execution of the Collocation Service Order or Williams' other written consent.

         SBCS agrees that it, or an entity designated by it, shall be the single point of contact with Williams with respect to any Affiliates' use of Collocation Service. SBCS, or its designee, shall provide Williams a list of which Affiliates and which employees or representatives of those Affiliates are to be permitted access to the Space, which shall be updated from time to time.

         ****

2. EFFECTIVE DATE: The Effective Date is defined as the date identified on the relevant Collocation Service Order as the date of Collocation Service delivery, or the date upon which Williams delivers Collocation Service, whichever is later.

3. TERM: The Collocation Service Term shall commence upon the Effective Date and shall continue for the duration specified within the relevant Collocation Service Order.

4. RATES & CHARGES: SBCS shall pay Williams for the Collocation Services rendered pursuant to this Schedule at the rates developed pursuant to the Cost Plus Model, sample of which are set forth in Schedule A of the TSA.; provided, however, that such rates are not subject to a Price Cap.

4.1      SERVICE FEE.

         The Service Fee is the amount to be invoiced SBCS on a monthly basis for Collocation Service rendered including, but not limited to, space and power use.

4.2      INSTALLATION FEE.

                The Installation Fee, if applicable, is the amount to be invoiced SBCS as a one time charge for Collocation Service consisting of charges associated with the initial installation of the Collocation Service.

4.3      BUILD-OUT FEE.

                Build-Out Fees are those one-time charges applicable to Collocation Services rendered that are outside the standard Collocation offering. Build-Out fees are individually quoted based on the Service Order. Build-out fees are payable in full within thirty (30) days after SBCS receives the invoice for the build-out. Build-Out Fees are calculated to SBCS on a Cost Plus Basis, but are not subject to a Price Cap.

5.       COLLOCATION.

         5.1 SERVICE DELIVERY: Upon mutual acceptance of a Collocation Service Order, Williams shall confirm the Effective Date, or inform SBCS of the estimated date for the delivery of such Collocation Service. Williams shall use reasonable efforts to install each Collocation Service on or before the Effective Date, but the inability of Williams to deliver a facility by such date shall not be a default under this Schedule.

                  In the event Williams fails to tender possession of the Space to SBCS by the Effective Date, SBCS shall not be obligated to pay the Service Fee or Installation Fee until such time as Williams tenders possession of the Space to SBCS.

         5.2 COLLOCATION REQUIREMENTS: The power, building and security specifications for Collocate Space shall be as set forth in Exhibit A.

6. CONTRACT EXPIRATION: Following the expiration of the term or failure of the parties to enter into any renewal periods, SBCS's license shall continue in effect on a month-to month basis upon the same terms and conditions specified within this Schedule and relevant Collocation Service Order, unless terminated by either SBCS or Williams upon ninety (90) days' prior written notice.

         SBCS's option to renew its license to occupy the Space shall be contingent on the election by Williams to continue to own, lease, or license the premises in which the Space is located for the duration of the renewal period(s), such election to be exercised at the sole discretion of Williams but subject to the terms of the Alliance Agreements.

7. EARLY TERMINATION: SBCS may terminate Collocation Service upon 30 days written notice. Collocation Services will be terminated 30 days from date of letter and SBCS will be liable for all charges due under the remaining term of contract should SBCS terminate Collocation Service prior to contract expiration, provided, however, that Williams shall make reasonable efforts to mitigate SBCS' liability by actively seeking to re-license the Space. Termination Liability will be invoiced in lump sum in the billing period directly following Collocation Service termination and shall be payable within 30 days of the invoice date. Williams will rebate to SBCS any sums due SBCS as a result of its re-licensing the Space.

8.       INSURANCE: SBCS will maintain insurance as required in the Alliance
         Agreement.

9.       CHANGE OF COLLOCATION SERVICES:

         9.1 CHANGE OF EFFECTIVE DATE (PRE-INSTALL). SBCS will be assessed a Change of Effective Date Charge by Williams, which shall not exceed comparable charges assessed by others in the market for similar changes of effective dates, for any changes of Effective Date requested within thirty (30) days prior to original Effective Date. SBCS will also be charged on a **** for any charges incurred by Williams from third party providers as a result of a request by SBCS for a Change of Effective Date, regardless of date of SBCS notification.

         9.2 CHANGE OF COLLOCATION SERVICE ORDER (PRE-EFFECTIVE DATE). All modifications to the information contained in an executed Collocation Service Order will be reviewed on an individual case basis and the Collocation Service Order shall be amended accordingly upon Williams' acceptance of the Collocation Service modifications, such acceptance will not be unreasonably withheld, delayed or conditioned. Any modifications may permit Williams to likewise amend the rates and charges to alternate rates and charges based on the Cost-Plus Model and Effective Date from the original rates and Effective Date Collocation Service Order to the extent they result in a change in Williams' costs. SBCS will also be charged for any charges incurred by Williams from third party providers as a result of a request by SBCS for a Change of Collocation Service Order, regardless of date of SBCS notification.

         9.3 CHANGE OF COLLOCATION SERVICE (POST-EFFECTIVE DATE). If SBCS requests a change to Collocation Services after such Collocation Services have been installed, the request will be reviewed by Williams on an individual case basis to determine whether Williams has the ability to provide such enhanced Collocation Service. All Change of Collocation Service requests shall be authorized by Williams via a change Collocation Service Order. SBCS may incur an additional Collocation Service and/or Installation Fee(s) for the amended Collocation Service based on the Cost-Plus Model. SBCS will be assessed a one time fee for Collocation Service changes. SBCS will also be charged for any charges incurred by Williams from third party providers as a result of a request by SBCS for a Change of Collocation Service, regardless of date of SBCS notification.

         9.4 REAL ESTATE PLANNING PROCESS. The Parties will establish a real estate planning process pursuant to Section 24 of the TSA for SBCS' real estate requirements other than those set forth in the TSA. It is the intention of the Parties that this process will assure that Williams is made whole for out of pocket costs if SBCS does not use the facilities within a reasonable amount of time.

10. IMPROVEMENTS TO SPACE: In the event SBCS desires to make improvements to the Space which improvements are deemed material and substantial as reasonably determined by Williams ("Material Improvements"), SBCS shall submit all plans and specifications for such work to be performed in the Space to Williams for Williams' prior written approval, which approval shall not be unreasonably withheld or delayed. No construction for Material Improvements may commence until the foregoing consent is obtained. SBCS agrees that its use or construction of the Space shall not interfere with Williams' use of its Premises or other tenants' use of their premises in the building in which the Premises are located.

         SBCS shall not employ any contractor to perform material improvements unless previously approved in writing by Williams which approval shall not be unreasonably withheld, delayed or conditioned (and approved in writing by the Landlord if required by Williams' lease or license). SBCS shall warrant or shall obtain a warranty from each contractor and subcontractor participating in performing material improvements that the work shall be free from all mechanic's and/or materialman's liens and free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after the acceptance of the work by SBCS and Williams. The aforesaid warrantees of each such contractor and subcontractor and SBCS shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner all defects in workmanship and materials without any additional charge. All the material improvements shall be contained in the contracts and subcontracts for performance of SBCS's work and shall be written so that they shall inure to the benefit of Williams and SBCS as their respective interests may appear. Such warrantees shall be so written that they can be directly enforced by either SBCS or Williams, and SBCS shall give to Williams any assignment or other assurance to effectuate the same.

         It shall be SBCS's responsibility to cause each of SBCS's contractors and subcontractors to maintain continuous protection of the premises adjacent to the Space in such manner as to prevent any damage to such adjacent property by reason of the performance of SBCS's work.

         All of SBCS's work shall be coordinated with all work being performed or to be performed by Williams and other tenants of the building in which the Premises are located. The contractor or subcontractor shall not at any time damage, injure, interfere with or delay the completion of any other construction within the building; and they and each of them shall comply with all procedures and regulations prescribed by Williams and the Landlord of the Premises for integration of SBCS's work with the work to be performed in connection with the construction of the building, and all other construction within the building which comprises or contains the Premises.

         All fixtures, alterations, additions, repairs, improvements and/or appurtenances attached to or built into, on or about the Space prior to or during the Term of the license relevant thereto, whether by Williams at its expense or at the expense of SBCS, or by SBCS at its expense or by previous occupants of the Space, shall be and remain part of the Space and shall not be removed by SBCS at the end of the Term of the license relevant to the Space. Upon termination or expiration of the Term relevant to the Space, Williams shall allow SBCS thirty (30) days after the date of such termination or expiration, at SBCS's sole cost and expense, to remove all trade fixtures (including, but not limited to, rectifiers/chargers, batteries, AC power conditioning equipment, telecommunication switching equipment, channel banks, etc.) installed by SBCS provided that the Space is restored by SBCS to its condition before the installation of such items and that all such work (including restoration) is performed in accordance with the other provisions of this Schedule. If SBCS shall fail to complete such removal and restoration within the aforesaid thirty (30) day time period, all such trade fixtures remaining within the Space or at the Premises may, at Williams' option, become the sole property of Williams, and Williams may dispose of such trade fixtures as it deems appropriate. SBCS shall continue to pay the Service Fee specified in the relevant Collocation Service Order until the earlier of: (i) SBCS's removal of such trade fixtures and completion of such restoral or (ii) Williams' taking possession of such trade fixtures as set forth above.

         All work affecting the Space shall be in compliance with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over the Premises and the Space from time to time and SBCS shall obtain and keep in effect all licenses, permits and other authorizations required with respect to the business conducted by SBCS within the Space.

11. SOLE USE OF SPACE BY SBCS: SBCS acknowledges that it and its Affiliates (as designated by SBCS) have been granted only a license to occupy the Space and that it has not been granted any real property interests in the Space and that, ****, neither this Schedule nor any interest created herein shall be assigned, mortgaged, subleased, encumbered or otherwise transferred, and that, except for the assignment to a designated Affiliate, neither SBC nor its Affiliates neither the Space nor any part thereof shall be encumbered in any manner by reason of any act or omission on the part of SBCS, or used or occupied, or permitted to be used or occupied, by anyone other than SBCS or its designated Affiliates. Any attempt to allow the use or occupation of the Space by anyone other than SBCS or its designated Affiliates, to assign, mortgage, sublease or encumber any rights under this Schedule by SBCS or its designated Affiliates shall be void, unless otherwise agreed to in writing by Williams. Such written agreement by Williams shall not be unreasonably delayed, withheld, or conditioned.

12. EMINENT DOMAIN: In the event of a taking by eminent domain (or a conveyance by any Landlord of all or any portion of the Premises to an entity having the power of eminent domain after receipt of actual notice of the threat of such taking) of all or any portion of the Premises so as to prevent, in Williams' sole discretion, the utilization by SBCS of the Space in the Premises, relevant Collocation Service Order(s) shall terminate as of the date of such taking or conveyance with respect to the Space which is affected by such taking or conveyance and the Service Fee paid or to be paid by SBCS shall be reduced accordingly. Except as set forth below, SBCS shall have no claim against Williams for the value of the unexpired Term of the license affected thereby (or any portion thereof) or any claim or right to any portion of the amount that might be awarded to the Landlord of the Premises or Williams as a result of any such payment for condemnation or damages. Nothing contained in this Schedule should prohibit SBCS from seeking any relief or remedy against the condemning authority in the event of an Eminent Domain proceeding or condemnation which affects the Space. Notwithstanding anything to the contrary in this paragraph, Williams and SBCS shall, during the Term of the TSA, work cooperatively to find suitable alternative sites which meet the needs of both Williams and SBCS and which will, to the extent feasible, permit the continuation of Service by both parties without material impairment.

13. DAMAGE TO PREMISES: If the building in which the Premises are located is damaged by fire or other casualty, Williams shall give immediate notice to SBCS of such damage. If a Landlord or Williams exercises an option to terminate a particular Lease or License due to damage or destruction of the Premises subject to such Lease, or if Williams decides not to rebuild such building or portion thereof in which the Space is located, the Parties shall cooperate with each other to effect the orderly relocation of the Equipment and SBCS customer equipment to another collocation site. SBCS shall not be liable for any Collocation Service or other fees during the period of time any the Space is not available. If neither the Landlord of the affected Premises nor Williams exercises the right to terminate, Williams shall repair the particular Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. In the event that Williams shall fail to complete the repair within a reasonable time period, SBCS shall thereupon have the option to terminate relevant Collocation Service Order(s) with respect to the affected Space, which option shall be the sole remedy available to SBCS against Williams under this Schedule relating to such failure. If the Space or any portion thereof shall be rendered untenable by reason of such damage, the Service Fee for such Space shall proportionately abate, based on the amount of square footage which is rendered untenable, for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Space rendered untenable.

14. CONDUCT IN SPACE & PREMISES: SBCS shall abide by Williams' and applicable landlord's rules with regard to conduct in the Premises. Such rules include, but are not limited to, a prohibition against smoking in the Space or the Premises by SBCS's employees, agents, representatives, contractors, subcontractors, invitees or licensees. Further, SBCS shall maintain the Space in a safe condition, including but not limited to the preclusion of storing combustible materials in the Space.

****

IN WITNESS WHEREOF, the parties hereto have executed this Collocation Service Schedule as of the day and year first above written.


SBC OPERATIONS, INC.:                             WILLIAMS COMMUNICATIONS, INC:

----------------------------------------          -----------------------------------------------------
Signature of Authorized Representative            Signature of Authorized Representative

----------------------------------------          -----------------------------------------------------
Printed Name                                      Printed Name

----------------------------------------          -----------------------------------------------------
Title                                             Title

                                   EXHIBIT A

                TECHNICAL SPECIFICATION FOR COLLOCATION SERVICE

WILLIAMS NETWORK STANDARDS, DESCRIPTIONS & TASKS

o        DC POWER

         o Backup electrical power, including batteries and shared use of an emergency generator to the extent such generator exists and is maintained to support the Premises.

         o DC power adequate for SBCS's consumption equated to power specified in applicable Collocation Service Order. A low-voltage and high-voltage battery alarm will be monitored by Williams.

         o Nominal 50 +/- 6V DC battery and charger supply with a minimum four (4) hour reserve will be provided by Williams.

         o Redundant chargers of adequate size will be provided by Williams, so that in the event of a charger failure the full load required by SBCS' equipment will be available. A charger failure alarm will be monitored by Williams.

o        AC POWER

         o A 20-amp four-plex AC receptacle will be available within reach of the SBCS's Equipment. AC power and outlets for use with test equipment only and is not provided to operate the Equipment. This AC power is not provided over an Uninterruptable Power Source
             (UPS).

         o AC power supply to SBCS equipment is backed by generator where available. This excludes utility outlets described in the immediately preceding subsection 2.1.

o        Power Generally
o        All sites shall be equipped with 24/7 power and utilities services
o        Standby generator equipped with remote alarm monitoring
o Eight hours of fuel reserves with delivery of additional fuel triggered by a generator start, exclusive of routine testing. In California sites, 16 hours of fuel reserve will be maintained.
o Lead alert will be handled by the NCC except where otherwise required by law
o Master House Service Panel to be equipped with Auto Start/Auto Transfer circuitry to automatically start the emergency generator and transfer the load in the event of a commercial power failure
o        All DC power plant alarms wired for remote alarm monitoring
o Power sites equipped with the latest personal safety and hazardous material spill equipment
o        All sites equipped with battery watering equipment
o        Williams will provide uninterrupted critical AC power
o        Power rooms equipped with storage lockers for spare parts.

o        ENVIRONMENTALS

         o Pre-reaction sprinkler protection, where available. Smoke and fire alarms monitored by Williams.
         o   Lighting.
         o   Ground Buss and cable interconnect.
         o Grounding conductor will be supplied by Williams between the bus bar and the SBCS's Equipment.
         o   Overhead cable ladder
         o   Interconnect signal and power cabling between Williams and SBCS.
         o   Concrete floors will be covered with vinyl tile.
         o Ambient temperature will be maintained by Williams between 60-90(Degree)F with an objective of 35-65% humidity.
         o General and administrative services directly relating to the provision of the above listed Collocation Services.

o        Building

         o Dual feed conduits for entrance facilities, with structural diversity on a go-forward basis (details of which will be agreed in accordance with Section 24, Processes to be Developed, of this Agreement).
         o Fire alarm (equipped with dry contacts and wired for remote alarm monitoring)
         o   Door Alarms monitored by NCC.
         o Hi/low temperature alarm (equipped with dry contacts and wired for remote alarm monitoring)
         o Hi/low humidity alarm (equipped with dry contacts and wired for remote alarm monitoring)
         o   Emergency (stumble) lighting powered from DC plant
         o   Air conditioning system equipped with dial up access (Landis &
             Gyr)
         o All sites equipped with the appropriate fire rated office furniture (desks, chairs, bookcases, waste baskets, equipment lockers, etc.)
         o   All sites equipped with designated area for trash collection
             (exterior)
         o   All sites equipped with the designated parking areas
         o   All sites equipped with the proper fire extinguishers
         o All sites shall comply with applicable ADA and building/seismic code requirements
         o All below grade floors equipped with sump pumps (equipped with dry contacts and wired for remote alarm monitoring)
         o   All sites have loading docks where available
         o All sites will have keypad access, and numbers for the Network Control Center will be provided
         o All sites have conduit runs from the main telecommunications backboard to all other rooms within the building

         o Equipment and power rooms protected by a mutually agreed upon fire suppression system
         o All sites shall comply with all hazardous material laws and disclosure of pre-existing conditions.

o        Security: ACM 1600 or equivalent for dial up security.

In-Region Real Estate Requirements

o SBCLD will participate in the geographic and site locations for switch placement. Site requirements range from **** square feet. SBCLD shall provide a list of required locations on a quarterly basis. Should a move be required, at Williams' direction, Williams will pay all costs incurred to transfer all network and physical assets to the new location unless otherwise mutually agreed to in writing.

****

o These switches must be ready for testing by the dates and as described in Section 26.2.1 of the Agreement, and ready for customer traffic by ****.

Out of Region Real Estate Requirements


                                      ****

    REAL ESTATE REQUIREMENTS FORECAST: See Section 9.4 of the Collocation Agreement. Williams shall have one year from the date of notification in which to have any requested space completed, unless the Parties otherwise agree.

                                   EXHIBIT B

                            TELEHOUSING REQUIREMENTS

                                      ****

                                      ****

SBCS STANDARDS, DESCRIPTIONS & TASKS FOR TELEHOUSING

1.0      EQUIPMENT SPECIFICATIONS

         1.1 The Equipment should be designed to operate satisfactorily between 60-90(Degree)F with 35-65% (non-condensing) humidity. Low 60(Degree) and high 90(Degree) temperature alarms will be monitored by Williams.

         1.2 SBCS will ensure that their equipment and surrounding area do not pose safety hazards to personnel. This includes exposed AC electrical hazards, trip and slip hazards, hazardous material storage deficiencies, improperly secured or overloaded equipment racks or ladders, inadequate ingress and egress space. OSHA and local codes will apply.

         1.3 SBCS will notify Williams of any significant equipment additions or deletions (i.e. shelf or rack). Installation and removals will be coordinated with local Williams management.

2.0      SPACE SPECIFICATIONS

         2.1 SBCS will not jeopardize Collocation Service or damage property of other collocated customers, Williams, or landlord in any manner.

         2.2 SBCS will take precautions to protect Williams' and landlord's common facility and nearby equipment belonging to other customers. This includes floor, wall, and telecommunication equipment protection while moving equipment and notifying Williams of any major rearrangements of equipment, drilling, power work, and etc.

         2.3 SBCS will follow good housekeeping practices. All trash must be disposed of daily at SBCS's expense. Any trash or empty boxes not disposed of by SBCS is subject to removal by Williams with any associated charges borne by SBCS.

         2.4 Nothing may be stored outside of the assigned rack space. A minimum of 2.5' of aisle space must be maintained at front and rear of equipment.

         2.5      No metal ladders, stools, or chairs may be used.

         2.6 Combustible or hazardous material may not be stored in the area.

         2.7 All equipment must be installed within the assigned rack footprint (i.e. UPS units, spare equipment).

         2.8 All cabling will be terminated on DSX panels in the Williams common area. Fiber will be terminated on an appropriate Fiber Distribution Panel ("FDP"). Any panels for SBCS end will be supplied at SBCS's expense.

         2.9 SBCS is responsible for the termination of the A & B DC power and signal cabling in its Equipment.

         2.10 Maximum DC power provided to SBCS as A & B power shall be rated for the rating of a single feed. SBCS is liable for an outage caused by the DC power exceeding the single feed rating. SBCS will be responsible for payment of consumed power exceeding the single feed rating specified in the Collocation Service Order.

         2.11 SBCS will follow normal telecommunications industry standards with regards to equipment installation and removal in a central office environment. Williams standards are to be followed for connection of cables that interface with Williams. All installations are subject to approval by Williams.

         2.12     Permanent use of extension cords is not allowed.

         2.13 SBCS will not jeopardize Williams' ability to conduct business in any manner.

         2.14 All local, state, and federal laws will be obeyed. Local requirements for union labor, especially for AC electrical work, will be observed. Building management guidelines will be followed.

         2.15 SBCS will follow Williams sign-in procedures at all times. Subject to the requirements of this Schedule, SBCS shall have access to their equipment 24 hours a day, 365 days a year. SBCS must coordinate their first visit to a particular Williams' site with Williams' operations department, giving at least five (5) days notice of such visit. For all subsequent entries, SBCS will follow the procedure outlined below:

                  2.15.1 At locations where SBCS's equipment is located in caged space which is separate from Williams' equipment, before entry SBCS will notify Williams' Network Control Center at (800) 582-9069 and follow Williams' sign-in procedures.

                  2.15.2 At locations where SBCS's equipment is not located in caged space which is separate from Williams' equipment, SBCS must be escorted by a Williams technician. SBCS may gain such escort by notifying Williams' Network Control Center at (800) 582-9069 at least forty-eight hours prior to SBCS's desired entry. In the case of an emergency, SBCS shall give as much notice as is reasonably possible by contacting Williams' Network Control Center at the number listed above. Williams' Network Control Center shall work with SBCS to allow SBCS to gain access as soon as reasonably possible.

         2.16 If Williams notifies SBCS in writing of a violation of the above rules, or any other unsafe or unacceptable situation or practice, the SBCS must correct the problem within seven days or provide a written plan for correction to Williams' satisfaction and proposed completion date. Williams may agree to additional time. If the problem is not resolved in seven days or within the agreed upon time frame, which ever is longer, Williams will have the option of either (i) correcting the problem at SBCS's expense, or (ii) terminating the contract and disconnecting power and signal connections from the SBCS's equipment.

3.0 EXTREME SAFETY CONDITIONS. Extreme safety violations are subject to immediate correction by Williams without prior notice to SBCS. Corrections made by Williams are at the SBCS's expense and will be billed to the SBCS on a time and material basis.

                                   SCHEDULE D

                                      ****

                                      ****

                                   SCHEDULE E

                              OPERATIONS SCHEDULE

1.   ****

2. SBCS and Williams will jointly participate in the selection and acquisition of a fraud management vendor.

3. Williams will provide fraud management through the Network Operating Center(s) for the switching network on behalf of SBCS and SBCS will provide fraud management through its platform(s) on behalf of Williams.
     ****

4. Williams will provide to SBCS its network engineering parameters and guidelines which are developed in connection with growth planning for the Williams Network.

5. It is William's objective to keep the network competitive by employing equipment, current technology, and other services as necessary to maintain an efficient cost structure, and superior customer service.

6.   ****

                                   SCHEDULE F

                          EARLY ENTRY SUPPORT SCHEDULE

                                      ****

                                      ****

                                      ****

                                   SCHEDULE G

                        SCHEDULE OF TESTING REQUIREMENTS

1.1. SBCS requires Williams to operate with the following testing principles:
     1.1.1. Functionality will be defined and built in components. It takes multiple components to accomplish a business function.
     1.1.2.  Component testing will be conducted as early as possible.
     1.1.3.  Strings of component will be tested as early as possible.

     1.1.4. Prior to launch, all functionality will be tested in the same manner as it will operate at launch.

1.2. Testing will be conducted for all components, including:
     1.2.1.  Business systems
     1.2.2.  Operational Support Systems
     1.2.3.  Manual processes

1.3. ****

1.4. Pre-launch testing will be conducted in as "live-like" a manner as can be practically supported. This includes the following:
     1.4.1.  All physical systems interfaces have been installed and tested.
     1.4.2. All logical interfaces have been tested through up and down stream processes.
     1.4.3.  All component testing has been completed.
     1.4.4. All string testing of components has been completed in as large a string as is practical to accomplish

1.5. Williams and SBCS will cooperate to establish a simulated training environment for these systems to be maintained separately from any system carrying live customer traffic.

                                   SCHEDULE H

                       SCHEDULE OF OUT-OF-REGION SERVICES

                                     ****

                                     ****

                                     ****

                                   SCHEDULE I
     CUSTOMER NETWORK MANAGEMENT FOR ON-NET PRIVATE LINE AND DATA SERVICES,
                         DESCRIPTION AND SPECIFICATIONS


1.1.     SBCS CNMS Capabilities
         1.1.1. Williams will provide a web-based Customer Network Management System to allow SBCS to access CNM data specific to SBCS and monitor Private Line, Frame Relay, and ATM circuits in the SBCS network.
         1.1.2.   The web-based CNMS will be made available to SBCS ****.
         1.1.3.   Voice features will be developed for later releases of the
                  CNMS:
             1.1.3.1. Bulk order entry will be made available ****.
             1.1.3.2. Bulk CDR information will be provided ****.
             1.1.3.3. Remaining Voice features will be developed for ****, or earlier, if possible.
         1.1.4. For specific CNMS development, functionality, and applications for the SBCS end-customer refer to Schedule D:
                  Schedule of OSS Interoperability, Item 1.7.
         1.1.5. Williams recognizes that SBCS plans to provide Williams CNM data to their end customer. Williams is not currently developing any CNM application designed for the SBCS customer. Williams will work with SBCS to develop tools for SBCS to take Williams data and be able to format it for the SBCS customer to have access to CNM data (TBD)
1.2. Service Description: Williams CNMS Features Available **** (Unless otherwise specified) and for all data products including Frame Relay, Private Line and ATM (Unless otherwise specified)
         1.2.1. General Williams CNMS Features Available ****: The following features will be available to all current and future Williams products and Williams CNMS applications:


        FEATURES                                       CUSTOMER BENEFIT
Homepage                           ****







Customer Contact &                 ****
Account Information



Web Site Security                  ****
Reference 1.2.1.3



Network Access &                   ****
Customer Administration





On-Line Help                       ****


Application Environment            ****




1.2.1.1. Williams CNMS Homepage:
         Williams customers will be greeted by a modern, well designed, highly appealing, web site with standard navigation tools and web logic. The home page provides the gateway for CNMS users to log-in to the system, hyper-links to other Williams

         Internet resources such as the Williams Network web site, Customer Care's Customer Handbook, etc., and access the CNMS next generation network management features.

         Williams CNMS provides for additional information, stored in external information sources, to be provided to the customer. Information specific to customers can be communicated directly to the web page that highlights CNMS changes, new features or updates, and important Williams Network announcements such as new pricing, new products, or special offers. This feature allows personalized text messages to be created by Customer Care to be displayed to Williams CNMS customers.

1.2.1.2. Customer Information:
         Williams CNMS provides vital information the customer needs to conduct business with Williams. The customer has ability to identify, locate and contact vital Customer Care, Network Operations, and Billing resources and information. CNMS users will be able to access the Customer Care phone number and the NCC National 1-800#.

1.2.1.3. SECURITY MANAGEMENT

         1.2.1.3.1. The Williams CNMS will be highly secure both from the Internet and within the system databases beginning ****.

         1.2.1.3.2. All user information will be partitioned by company or user group. Individual users will only be able to access information that the Williams CNMS Administrator and/or the SBCS CNMS Administrator have determined to be eligible for access.

         1.2.1.3.3. There will be no limit on the number of SBCS logins at the same time nor will there be any limit on the number of SBCS users the administrator can create.

         1.2.1.3.4.  Specifically:

                     The user is reminded at login of the high level of security Williams CNMS provides for customer data across the Internet, within the CNMS application, and on the user level.

                     The customer's information is secure from and across the Internet. CNMS utilizes encrypted communications -- specifically 40 bit SSL (Secure Socket Layer) encryption. Additionally the CNMS servers are designed for secure Internet operation and protected by multiple firewalls with extremely tight rule sets for access. CNMS creates user passwords to insure against hacker attacks.

                     The customer's network information is secure from other CNMS users. Information is customer partitioned on multiple user levels. Williams CNMS provides a secure environment for customers requiring users to enter a valid username and password to gain access to system features for which they are authorized (see following User Administration section).

         1.2.1.4.    User Administration:

                     Williams CNMS will utilize a custom security application which will allow for access levels and users to be set on the Williams Administrator Level, the Customer User Administrator level and the individual user level.

                     The Williams Administrator will be able to setup new customers and support the Customer User Administrators. Multiple organizational hierarchies can be set-up for CNMS to meet individual customers internal business situations and realities.

                     o   Customer administrators, and/or Williams
                         Administrators, can establish user "groups" and define the security privileges available to those groups within their organizational hierarchy. Users can be added and assigned to defined security "groups" within their organizational hierarchy.
                     o CNMS requires users to enter a valid username and password to gain access to system features for which they are authorized.
                     o Privileges within each group designation can be set down to the feature (function) level within the application. Read, insert, delete privileges are established for certain functions through a user group designation.

                     The reliance on Customer User Administrators will allow Williams to keep administrative tasks and cost at a minimum while providing a comprehensive product feature set. The custom administrative application will allow Williams CNMS to remain flexible with the addition of new features, user requirements and user levels.

         1.2.1.5.    Online Help

                     Williams CNMS provides on line help information about how to use the system. This will allow CNMS to eliminate hard-copy user manuals and update distributions.

                     Help information will be available from any screen for either the current screen, or for any other system function via a table of contents.

         1.2.1.6.    Application Environment:

                     Williams will maintain a production environment and support infrastructure for CNMS that will reasonably guarantee system availability, data assurance, and system support.

                     o Systems: The Williams CNMS servers and all network pieces providing connectivity to them, will be geared to provide a 24X7 level of service ****. Williams CNMS will be connected to the Internet via redundant 5Mbit connections. Servers will be clustered, redundant, and load balanced, initially, however, no off-site
                         fail-over will be implemented. o   Data Assurance: The
                         Williams user administrator will perform pre-release and periodic in-service audits of customer & circuit
                         information to ensure data accuracy. o   Help: Williams
                         maintains application support and user help in concert with customer care.

         1.2.2. Williams CNMS Data Products Features Available **** (Unless otherwise specified) A variety of customer network management tools are provided by Williams CNMS to support Network products. CNMS will constantly be enhanced and will grow to meet current and future needs of the Williams customer. The current (****)Williams CNMS features to support Williams data products include:

    FEATURES                        CUSTOMER BENEFIT
Network Monitoring            ****
(Views & Alarms)


(re: 7.1.4 Fault
Management)

Action Tickets                ****
(re: 7.1.4 Fault
Management)




Service Order Entry           ****
(re: 7.1.1
Configuration
Management)


Customer Billing &            ****
Account Review





Service Level                 ****
Statistics

(re: 7.1.2
Performance
Management)

Flex-CIRsm Interface          ****
(Frame Relay)
(2Q/99)


Published API's               ****





      1.2.2.1.       NETWORK MONITORING (VIEWS & ALARMS) FAULT MANAGEMENT

         1.2.2.1.1. Williams will provide fault management in "near-real-time" beginning ****.
         1.2.2.1.2. Near Real Time: It is Williams intention to provide fault information that is as "real-time" as possible to SBCS. The Williams network fault information provided to SBCS must be customer correlated and transmitted by Williams. Williams will provide SBCS On-Net fault information ****. Fault management will include a map view of circuits and their status, alarm notifications by customer circuit, and the ability to enter and monitor network trouble tickets and their resolution.

         1.2.2.1.3. Williams will provide all traffic alarms that are related to SBCS circuits.

         1.2.2.1.4.  Specifically:


                     CNMS provides a partitioned view into the Williams network displaying a logical map of the customer's network, alarm views by circuit, and views of specific alarms affecting the customer's circuits.

                     The raw alarm and circuit information from Williams internal Network Management infrastructure (OSI/NetExpert) is correlated to the appropriate customer and provided via CNMS to those customers.

                     Note: Williams CNMS will display alarms for all circuits for which appropriate alarm information can be retrieved from the OSI system. That means the Network elements must be "visible" to OSI/NetExpert. Certain "off-net" circuits will not receive alarms, but will be displayed as they are defined in the Circuit Inventory (Metasolve/TBS).

                     CNMS will display network alarms for a given customer organization in four distinct views:

                                   [U.S. MAP]


                  o A Map View, which plots all logical customer circuits with TWC ID's and corresponding endpoints on a map of the USA, in a various array of alarm states designated by color or form. These alarms will be filtered to only indicate service affecting alarms (see "Note").

                  o A Circuit View, which lists all logical customer circuits with TWC ID's in a grid control and designates various alarm states by color or form. This view will allow sorting by each field. These alarms will be filtered to only indicate service affecting alarms (see "Note").

                  o An Alarm View, which drills down into a TWC circuit ID to display details about the specific service in alarm. These alarms will be filtered to only include service affecting alarms (see "Note").

                  o A Circuit Detail Window (not available until ****), that can be opened by "double-clicking" on the appropriate circuit path on the map view. The Circuit detail window will Identify the circuit or circuits represented on the circuit path and will list them by number and alarm severity. An additional "double-click will bring up the Circuit View sorted by the identified circuit and allows the customer to drill down to the Alarm View.

                  Note: "Service affecting" will be defined based on the severity index attached to the alarm. The appropriate index will be identified by Technical Development. This detail is not yet available.

         1.2.2.2. Action Tickets

                  Williams customers are able to monitor and create Action Tickets (Trouble Tickets) for their Customer Care, Billing, and Operations issues. This feature gives customers direct access into the Williams Action Ticket System (Remedy) used by Operations and Customer Care to resolve network and customer issues. Customer can monitor the status, activities, and projected resolution of their network issue.

                  Williams CNMS will interface with the Remedy system to allow Customers to perform the following functions on-line:

                  o Create Action Tickets about their circuits or administrative issues
                  o Add Log information about open action tickets on their circuits or administrative issues.
                  o Review Open Action Tickets about their circuits or administrative issues.
                  o Review Closed Action tickets about their circuits or administrative issues.
                  o Void Action Tickets still in an unopened state about their circuits or administrative issues.

                  When a customer "opens" an Action Ticket, Williams CNMS will update a field in the Remedy system with the CNMS users name for tracking purposes.

         1.2.2.3. SERVICE ORDER ENTRY/CONFIGURATION MANAGEMENT

          1.2.2.3.1. Upon **** release Williams CNMS will enable SBCS to enter and change service orders (i.e. New & Add) Private Line, Frame Relay, and ATM orders.


          1.2.2.3.2. SBCS will be able to monitor the order status.

          1.2.2.3.3. Change Orders and Voice features (TBD) will be available
                     ****

          1.2.2.3.4. Specifically:

                     Using the web interface, or the customers own proprietary order entry interface via an CNMS API, the customer is able to enter orders for network products and services directly into the Williams systems (See

                     "Note"). The customer can monitor a log of current orders and filled orders (archive requirements defined by system).

                     Williams CNMS will interface with the Intertech order entry system to allow authorized customers to place new orders for data and services online products (orders for Private Line, Frame Relay, IP, and ATM). These orders will be held in an Intertech pending table so a Customer Care Representative can release them, upon validation.

                     Williams CNMS will update a field in the order entry system with the CNMS users name for tracking purposes.

                     CNMS will include an API/interface for customers to submit batch orders to William via Williams CNMS.

                     Williams CNMS will allow authorized customers to review active & completed service orders in Intertech (only the current Intertech provisioning status will be visible).

                     By populating the Intertech order entry system directly, CNMS will save Customer Care valuable order entry time.



         1.2.2.4. Billing

                  Williams CNMS allows customers to view and print formatted summary invoice information from their company's most recent invoice. The customer can download full detail Invoice information in ASCII format to their local PC over the web through CNMS.

                  Williams Network Billing will review and approve invoice formats displayed through Williams CNMS.

         1.2.2.5. SERVICE LEVEL STATISTICS/PERFORMANCE MANAGEMENT

                  Customers can access a collection of network statistics to allow verification and monitoring of Product Specific Service Level Agreements and evaluate network usage and performance.


          1.2.2.5.1. The CNMS will allow SBCS to view the actual network performance data for data products.



          1.2.2.5.2. Some limited performance information is available with the
                     **** release of the CNMS:


----------------------------------------------------------------------------------------------------------------------------
        SERVICE            STATISTIC OR SLA                MEASUREMENT                        PERIOD
----------------------------------------------------------------------------------------------------------------------------
   ATM                Throughput                   Sum of cells in and out                       ****
----------------------------------------------------------------------------------------------------------------------------
   Frame Relay        Transfer Delay by PVC        Edge to edge                                  ****
----------------------------------------------------------------------------------------------------------------------------
                      Frame Delivery Ratio by      Within CIR, above CIR and
                      PVC                          overall delivery                              ****
----------------------------------------------------------------------------------------------------------------------------
                      Data  delivery ratio by      Within CIR, above CIR and
                      PVC                          overall delivery                              ****
----------------------------------------------------------------------------------------------------------------------------

         1.2.2.5.3.  Additional performance data (as specified in Schedule B:
                     Williams Network Technical Specifications) will be available via the CNMS by ****.

         1.2.2.5.4. CNMS will be able to provide a limited historical view of performance information via a data accumulator application for the **** release (see above).

         1.2.2.5.5. By **** the internal Williams SLATE (Service Level Agreement Technical Environment) project will provide enhanced performance statistics and expanded archiving. Storage of historical data by Williams will not exceed three years.

         1.2.2.5.6. Specifically Customers can access a collection of network statistics to allow verification and monitoring of Product Specific Service Level Agreements and evaluate network usage and performance.

         1.2.2.5.7.  ****

     1.2.2.6. Flex-CIR Interface

              CNMS will provide (****) a Flex-CIR interface to allow Williams Frame Relay Flex-CIRsm customers to manage and make changes to their flexible Committed Information Rate (CIR) on a time-of-day and day-of-week basis.

     1.2.2.7. Published API's

              Williams will expose a complete, easy to use, set of application program interfaces (API's) from the CNMS API Server which will allow a customer's application to retrieve the same partitioned information as is provided through the CNMS GUI. There will be API's for each of the functions provided by CNMS.

              An API gives the customer system interface information that allows them to utilize the Williams CNMS client application or their own existing customer applications to exchange information with Williams.

         1.2.2.7.1.  The following is a schedule of API Development and
                     Availability:


       API'S                                     AVAILABILITY
Security/Login                                      ****
Network Monitoring (Views & Alarms)                 ****
Action Tickets                                      ****
Service Order Entry                                 ****
Customer Billing & Account Review                   ****
Service Level Statistics                            ****
User Administration                                 ****

                     As additional CNMS features and capabilities are developed, API's will be written and provided to SBCS.

         1.2.2.7.2. The Williams CNMS is built on a distributed "Middle Tier system architecture to allow customer's existing applications and/or systems to interact with the same data interface used by the CNMS application. Clustered transaction servers act as component based API engines. CNMS API's can be used to integrate Williams network OSS data into SBCS's new or existing applications or systems. The CNMS interface supports a wide variety of client technologies including Visual Basic, C++, Java, Powerbuilder, etc., or any SQL compliant language (SQL function calls).

         1.2.3. CNMS Costs to SBCS

             1.2.3.1. Current and planned Williams CNMS services, per this agreement, will be provided to SBCS without charge.
             1.2.3.2. At the request of SBCS certain modifications of the CNMS or custom development may be initiated. For CNMS development efforts conducted or additional services provided by Williams specifically on behalf of SBCS, SBCS will be charged ****.
             1.2.3.3. For additional information related to the development of system interfaces see Schedule D: Schedule of OSS Interoperability, Section 1.8.1.

                                   SCHEDULE J

                           Williams On-Net City List
                                      ****


                               SCHEDULE J--PART 2

              EXTENDED ON-NET (INTERMEDIA) FRAME RELAY SWITCH LIST

1.   PRICING: ****
2. AVAILABLE SERVICES: CURRENTLY INCLUDES ONLY BASIC FRAME SERVICES -(I.E. PORT SPEEDS = 64K - 1.536M, PVC SPEEDS = 4K - 1.024M [SIMPLEX & DUPLEX])
3. NETWORK AVAILABILITY: Currently includes cities listed below, but will expand as Intermedia grows its own Frame Relay network

         CITY              NPA-NXX                     CITY               NPA-NXX
         ----              -------                     ----               -------

     Albany, NY            518-474                Daytona Beach,          904-258
     Augusta, GA           706-724                FL
     Albany, NY            518-437                Dayton, OH              513-222
     Albany, NY            518-437                Florence, SC            803-317
     Glenmont, NY          518-432                Ft. Lauderdale, FL      954-523
     Atlanta, GA           404-688                Ft. Lauderdale, FL      954-269
     Atlanta, GA           404-688                Ft. Myers, FL           941-337
     Atlanta, GA           770-661                Fayetteville, NC        910-306
     Atlanta, GA           770-661                Greenville, NC          919-321
     Atlanta, GA           770-661                Greenville, SC          864-242
     Atlanta, GA           404-843                Greenville, SC          864-235
     Austin, TX            512-795                Gainesville, FL         352-377
     Baltimore, MD         410-331                Huntsville, AL          205-220
     Buffalo, NY           716-849                Harrisburg, PA          717-214
     Buffalo, NY           716-849                Houston, TX             713-229
     Binghamton, NY        607-772                Houston, TX             713-227
     Birmingham, AL        205-802                Houston, TX             713-654
     Boston, MA            617-536                Hartford, CT            203-289
     Boston, MA            617-536                Indianapolis, IN        317-638
     Baton Rouge, LA       504-387                Jackson, MS             601-961
     Chicago, IL           312-265                Jacksonville, FL        904-634
     Chicago, IL           312-467                Jacksonville, FL        904-634
     Chicago, IL           312-565                Jersey City, NJ         201-451
     Charlotte, NC         704-358                Knoxville, TN           423-291
     Charlotte, NC         704-342                Knoxville, TN           423-546
     Charlotte, NC         704-333                Kansas City, MO         816-283
     Chattanooga, TN       423-634                Los Angeles, CA         213-627
     Charleston, SC        803-720                Los Angeles, CA         213-627
     Cleveland, OH         216-265                Louisville, KY          502-587
     Columbia, SC          803-779                Little Rock, AK         501-376
     Columbia, SC          803-733                Miami, FL               305-350
     Columbus, OH          614-221                Miami, FL               305-350
     Cincinnati, OH        513-721                Miami, FL               305-594
     Columbus, GA          706-321                Miami, FL               305-594
     Dallas, TX            214-464                Memphis, TN             901-522
     Dallas, TX            214-969                Montgomery, AL          334-269
     Detroit, MI           313-222                Nashville, TN           615-555


         CITY              NPA-NXX                     CITY               NPA-NXX
         ----              -------                     ----               -------

     New Orleans, LA       504-528                Syracuse, NY            315-471
     New York City,        212-349                Syracuse, NY            315-471
     NY                                           Tampa, FL               813-225
     New York City,        212-349                Tampa, FL               813-225
     NY                                           Tampa, FL               813-664
     New York City,        212-349                Tampa, FL               813-664
     NY                                           Toledo, OH              419-726
     Ocala, FL             352-351                Tallahassee, FL         904-681
     Orlando, FL           407-648                Tallahassee, FL         904-681
     Orlando, FL           407-648                Tulsa, OK               918-587
     Orlando, FL           407-849                Vienna, VA              703-506
     Philadelphia, PA      215-568                Washington DC,          202-789
     Philadelphia, PA      215-568                MD
     Pittsburgh, PA        412-471                Washington DC,          202-775
     Poughkeepsie, NY      914-485                MD
     Panama City, FL       904-522                Washington DC,          202-775
     Pensacola, FL         904-430                MD
     Providence, RI        401-331                Wilmington, NC          910-256
     Richmond, VA          804-844                Winston-Salem,          910-730
     Raleigh, NC           919-850                NC
     Raleigh, NC           919-850                West Palm Beach,        407-832
     Rochester, NY         716-454                FL
     Shreveport, LA        318-424                West Palm Beach,        561-904
     San Francisco, CA     415-362                FL
     St. Louis, MO         314-421
     St. Louis, MO         314-429
     Savannah, GA          912-234

                              Schedule J - Part 3
                     Service Availability by City and Date

                                      ****

                              Schedule J - Part 4
                        Service Availability by Quarter

                                      ****

                              Schedule J - Part 5
                               Existing Switches

                                      ****

                                                          SCHEDULE K (i) --

                                      ****




                   Cost Centers and Account Classification

                                                                   Schedule K(i)
                                      ****



                               Depreciable Lives

                                                             Schedule K(ii)(a)


                      Dark Fiber Depreciation Guidelines


                                      ****

                                                               Schedule K(ii)(b)


                            Capitalization Policy


                                      ****
                                                                 Schedule K(iii)

                                      ****
                                                                  Schedule K(iv)


                            Intentionally left blank.

                                                                   Schedule K(v)


                           Intentionally left blank.




                        Comprehensive Cost Model Example

                                                              Schedule K(vi)


                                      ****


SCHEDULE L - TRANSITION


                                      ****




SCHEDULE L - ATTACHMENT A


                      PRINCIPLES GOVERNING IRU ACQUISITION

                                      ****

                                   SCHEDULE M

                       WILLIAMS INTRASTATE AUTHORIZATIONS

As of January 31, 1999, Williams has authority to provide intrastate interLATA switched services in the following states (subject to approval of any required tariffs);

                                    Alabama
                                    Florida
                                    Georgia
                                      Iowa
                                     Kansas
                                    Maryland
                                   Minnesota
                                    Missouri
                                  Mississippi
                                    Montana
                                    New York
                                 South Carolina
                                     Texas
                                    Virginia

                                   SCHEDULE N

                                  Williams/SBC
                            Access Agreement (B & D)

                                      ****

                                                                       Exhibit A

                    Williams Unbundled Pricing Proposal for
                               SBC Long Distance

                                      ****

                                                                       EXHIBIT B

Examples of Direct End Office Trunking (DEOT) Mou Cap





                                      ****

                                                                       EXHIBIT C




                                      ****

                                                                       EXHIBIT D

                                      ****

                                  [FLOW CHART]

                                                                       EXHIBIT E



                                      ****